UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2011

Date of reporting period:	August 1, 2010 – July 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PPT

Putnam Premier Income Trust

Annual report 7|31|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Premier Income
Trust

Annual report
7 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Trustee approval of management contract	14

Other information for shareholders	18

Financial statements	19

Federal tax information	97

Shareholder meeting results	97

About the Trustees	98

Officers	100

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. Markets did show signs of stabilizing after the initial shock wore off, but it seems clear that volatility will be with us in the near term.

Putnam’s investment team believes the downgrade will have limited impact on the real economy today and that many investment opportunities still exist. Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation since the fund’s launch. The U.S. investment-grade market added new sectors, and the high-yield corporate bond sector has grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund is designed to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with the varied investment opportunities. Each group identifies what it considers to be compelling strategies within its area of expertise. The fund’s portfolio managers select from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

As different factors drive the performance of the various fixed-income sectors, the managers seek to take advantage of changing market leadership in pursuit of high current income.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

Interview with your fund’s portfolio manager

D. William Kohli

What was the investment environment like in the bond markets during the fund’s fiscal year?

The bond market’s non-Treasury sectors generally delivered solid returns during the past 12 months. In early November, the Federal Reserve Board [the Fed] announced a second round of quantitative easing, dubbed “QE2.” Under the program, the Fed committed to purchase an additional $600 billion of Treasury bonds by the end of June 2011. Investors had widely anticipated the Fed’s announcement, and Treasury rates jumped higher in the fourth quarter of 2010 and early months of 2011.

During this time, so-called “spread sectors” generally performed well as investors regained their appetite for risk. After relative stability in the first quarter, however, in June and July some weaker-than-expected economic data and political gridlock surrounding attempts to raise the U.S. debt ceiling reignited fears of a double-dip recession. Many investors responded by selling off riskier assets and moving money into U.S. Treasuries and global government bonds. Despite these recent declines, the non-government sectors of the market generated solid total returns during the past year, with corporate and mortgage-related bonds among the top-performing sectors.

The fund outperformed its benchmark by a substantial margin during the past 12 months. What factors drove those gains?

The fund’s benchmark, the Barclays Capital Government Bond Index, is composed primarily of U.S. government-backed securities, which continued to offer extremely low yields during the period and lagged the returns of bond market segments with greater perceived risks. Although 2008 may

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

seem rather distant to some investors, the price declines that certain non-Treasury sectors experienced during the financial crisis were so severe that even today, nearly three years later, we believe many areas of the market still appear undervalued relative to their historical averages.

One example is high-yield corporate debt. The yield spread relative to U.S. Treasuries in the high-yield sector had widened to record levels during the height of the financial crisis, as weaker companies defaulted on their debt or went out of business entirely. Those companies that survived the crisis, however, emerged much stronger. Today, the default rate among high-yield issuers is well below its long-term average, as companies have much stronger balance sheets and continue to generate solid earnings. The fund’s significant allocation to high-yield bonds was a key contributor to its outperformance of the benchmark, as the high-yield category was among the top-performing bond market sectors for the period.

Our positioning in the mortgage-backed securities market also continued to produce solid gains, particularly within non-agency residential mortgage-backed securities [RMBS]. Non-agency mortgages lack the support of any government entity, such as Fannie Mae or Freddie Mac. And like high-yield corporate debt, valuations in this

Credit qualities are shown as a percentage of net assets as of 7/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

sector still appear depressed relative to their pre-crisis levels. Because of this, even if home prices continue to deteriorate and defaults on mortgage payments increase, we believe our holdings in this sector would still be undervalued relative to the cash flows that we anticipate they will generate. Late in the period, the Fed began to sell portions of its “Maiden Lane” portfolio — a name taken from a street that runs beside the New York Federal Reserve in Manhattan. This led to some weakness in the market, as demand failed to keep pace with the increased supply.

Another form of mortgage-backed security that performed well during the year was interest-only collateralized mortgage obligations, or CMO IOs. By way of background, CMOs are securities backed by the payments from pools of mortgages, and, as the name suggests, IO securities are tied specifically to the interest payments on those mortgages. CMO IOs are designed so that the longer homeowners take to pay down their mortgages, the more money security holders will earn from interest payments on those loans. Refinancing activity on the mortgage pools underlying the CMO IOs that we held remained at low levels, as bank-lending standards remained fairly tight over the period. We also believe that most homeowners who are capable of refinancing already have. This particular strategy has been a strong contributor to the fund’s performance for some time, and over the course of 2011 we’ve been paring our exposure, given that valuations are not as attractive as they had

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 7/31/11. Short-term holdings are excluded. Holdings will vary over time.

been a year ago. In implementing our CMO IO strategy, we used interest-rate swaps and options to hedge the fund’s duration — or sensitivity to interest-rate changes — to isolate the prepayment risks associated with the securities, which we believed offered attractive return potential.

Throughout the period, we took tactical positions designed to benefit from a flattening yield curve. As a reminder, the yield curve is a graphical representation of how the yields of bonds of various maturities compare. Usually, bonds with longer maturities offer higher yields than short-term bonds. This is true today, but the difference between the short and the long end of the curve is greater than is typical. For more than two years, the Fed has kept the short end of the curve anchored around zero after it cut the benchmark for short-term interest rates, the federal funds rate, to a target of less than 0.25%. For comparison, for the first half of 2011, the yield on the 30-year U.S. Treasury bond was more than 4%. Although long-term rates declined slightly in 2011, short-term rates remained essentially unchanged, and our strategy produced mixed results, and we have recently reduced the size of our position. In implementing this strategy, we primarily used Treasury futures, as well as interest-rate swaps and swaptions, which involve the transfer — or “swap” — of a fixed amount and a variable amount between two parties.

How is the fund positioned in the international markets?

The fund has a modest allocation to emerging-market debt, one of the better-performing asset classes in recent years. Our allocation is primarily divided between two types of markets: those that we believe were oversold during the 2008 financial crisis and are still in the process of recovering, such as Argentina and Venezuela, and those countries that

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

export commodities and stand to benefit from a global economic recovery, such as Russia and Brazil. While we believe the fundamentals are attractive in emerging markets — where governments and households have manageable debt loads and inflation remains relatively subdued — we feel that valuations have become somewhat stretched, and we are being highly selective with our investments. That said, our exposure to emerging markets was a contributor to relative performance over the fund’s fiscal year.

Our active currency management detracted from returns during the period. The fund’s exposure to the Norwegian krone and Swedish krona proved negative for performance, as did the fund’s short positions to the Japanese yen and British pound. The fund’s exposure to the Australian dollar as well as some emerging-market currencies helped returns somewhat, as did the fund’s short position to the euro, but these positive contributors were not enough to fully offset the detractors. Throughout the period, we primarily implemented our currency views by buying and selling forward currency contracts.

The fund reduced its distribution rate during the year. What led to that decision?

The fund’s distribution rate was lowered during the period to $0.051 per share from $0.059 per share. During the past 12 months, we’ve been adopting a more conservative stance and, as a result, the fund has generated less current income. That said, we are always monitoring the fund’s risk profile and will adjust it going forward based on market opportunities.

What is your outlook for the bond markets over the coming months, and how do you plan to position the fund?

Since the close of the fund’s fiscal year, volatility in riskier asset classes has increased significantly. Part of the downturn stems from investors’ concerns over an uncertain political climate: The eleventh-hour agreement to raise the federal debt ceiling was followed closely by Standard & Poor’s unprecedented downgrade of U.S. Treasury debt from AAA to AA+. The Fed, meanwhile, recently stated that its near-zero interest-rate policy would remain in place through the middle of 2013, which many market-watchers have interpreted as a response to increased weakness in the U.S. economy. At Putnam, we believe the chance of a double-dip recession is higher today than six months ago, but we do not believe that a recession is the most likely outcome. Rather, our analysis suggests that, as was the case in 2010, the second half of this year has the potential to be stronger than the first. In our view, temporary setbacks stemming from supply disruptions due to the natural disasters in Japan, as well as from spikes in food and energy prices, should give way to more stable growth in the third and fourth quarters of 2011 barring any unforeseen global economic shocks.

Turning to the bond markets, as I mentioned earlier, credit spreads have narrowed greatly since late 2008, but we believe there are still pockets of opportunity in many market segments. As a result, we plan to maintain the fund’s positions in high-yield bonds, CMO IOs, and non-agency RMBS.

With regard to credit, we have a favorable view of both investment-grade and high-yield corporate bonds, as a wide range of companies are benefiting from improving fundamentals and a supportive technical environment in the corporate debt market. And we believe our positions in non-agency RMBS can continue to produce attractive cash flows even under most worst-case scenarios.

With regard to our prepayment strategies, although we are more mindful of valuations today, we still believe IO CMOs should fare relatively well amid ongoing weakness in the housing market and an environment of tighter standards for borrowers. Given the prospect of government budget challenges for years to come, combined with increased inflationary pressures, our inclination is to keep duration short in the portfolio. We believe there are more attractive opportunities than taking on interest-rate risk, including those in our credit and prepayment strategies.

Thank you, Bill, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management, and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

Bill manages your fund with a team of portfolio managers, including Michael Atkin, Kevin Murphy, Michael Salm, and Paul Scanlon. (Former portfolio manager Rob Bloemker departed from Putnam Investments during the fund’s fiscal year ended 7/31/11. Mr. Salm joined the portfolio team for the fund in April 2011. From 1977 to present, he has been employed by Putnam Investment Management, LLC, currently as Co-Head of Fixed Income and previously as Team Leader, Liquid Markets and as Mortgage Specialist.)

IN THE NEWS

Citing its belief that the U.S. deficit reduction plan “falls short” of what is needed to stabilize the federal debt situation, ratings agency Standard & Poor’s on August 5 reduced the credit rating of long-term U.S. debt to AA+, one notch below the top grade of AAA, with a negative outlook. U.S. short-term debt retained its top rating of A-1+. The historic action triggered a sell-off in global equity markets, adding to recent market volatility stemming from investor concerns regarding the European sovereign debt crisis. The downgrade came just days after Congress and the White House agreed to raise the federal debt ceiling by at least $2.1 trillion, removing the threat of default through 2012. The accord, reached after weeks of contentious debate, includes more than $900 billion in spending cuts during the next 10 years, and establishes a joint congressional committee to identify $1.5 trillion in additional cuts.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 7/31/11

				Lipper Flexible
			Barclays Capital	Income Funds
			Government	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/29/88)	7.98%	7.58%	6.93%	7.44%

10 years	116.13	126.55	68.08	97.18
Annual average	8.01	8.52	5.33	7.01

5 years	41.50	62.86	35.02	40.35
Annual average	7.19	10.25	6.19	6.98

3 years	34.09	45.21	17.50	32.12
Annual average	10.27	13.24	5.52	9.71

1 year	8.65	1.45	3.26	9.59

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/11, there were 5, 4, 4, 3, and 1 fund(s), respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/11

Distributions

Number		12

Income		$0.676

Capital gains		—

Total		$0.676

Share value	NAV		Market price

7/31/10	$6.31		$6.67

7/31/11	6.17		6.09

Current yield (end of period)	NAV		Market price

Current dividend rate*	9.92%		10.05%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/11

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	7.97%	7.91%

10 years	117.19	142.22
Annual average	8.06	9.25

5 years	42.26	74.87
Annual average	7.30	11.83

3 years	31.95	54.72
Annual average	9.68	15.66

1 year	9.46	12.43

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 6, 5 and 5 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding share repurchase program

In September 2011, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2011, up to 10% of the fund’s common shares outstanding as of October 7, 2011.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2011, Putnam employees had approximately $350,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust, including the fund’s portfolio, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 16, 2011

The fund’s portfolio 7/31/11

CORPORATE BONDS AND NOTES (33.8%)*	Principal amount		Value

Basic materials (2.6%)
Associated Materials, LLC company guaranty sr. notes
9 1/8s, 2017		$602,000	$608,020

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		415,000	438,863

Catalyst Paper Corp. 144A company guaranty sr. notes 11s,
2016 (Canada)		240,000	189,000

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		620,000	669,600

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		430,000	455,800

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.247s, 2013 (Netherlands)		165,000	156,750

Dynacast International, LLC/Dynacast Finance, Inc. 144A
notes 9 1/4s, 2019		140,000	142,800

Exopack Holding Corp. 144A sr. notes 10s, 2018		345,000	346,725

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		960,000	1,010,400

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		657,000	690,274

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		535,000	554,162

Georgia-Pacific, LLC 144A company guaranty 7 1/8s, 2017		135,000	145,148

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		476,000	492,660

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		375,000	397,500

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		661,000	736,189

INEOS Finance PLC 144A company guaranty sr. notes 9 1/4s,
2015 (United Kingdom)	EUR	270,000	409,093

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$445,000	475,038

INEOS Group Holdings, PLC company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	815,000	1,135,770

JMC Steel Group 144A sr. notes 8 1/4s, 2018		$160,000	166,000

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	678,400	984,223

Lyondell Chemical Co. sr. notes 11s, 2018		$2,150,000	2,434,875

Lyondell Chemical Co. 144A company guaranty sr. notes
8s, 2017		1,008,000	1,139,040

Momentive Performance Materials, Inc. notes 9s, 2021		691,000	711,730

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		291,000	261,900

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
company guaranty sr. sub. notes 8 3/8s, 2018		140,000	145,600

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		500,000	556,250

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		546,000	556,920

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	834,000	1,344,573

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$125,000	141,875

Rockwood Specialties Group, Inc. company guaranty sr. unsec.
sub. notes 7 5/8s, 2014	EUR	130,000	188,374

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Basic materials cont.
SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 2.67s, 2015 (Germany)	EUR	339,000	$480,942

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$259,000	264,180

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		341,000	378,510

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		732,000	803,370

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
7 3/8s, 2012		98,000	103,513

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		550,000	583,000

Styrolution Group GmbH 144A sr. notes 7 5/8s, 2016 (Germany)		245,000	340,794

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		291,000	349,200

Thompson Creek Metals Co., Inc. 144A company guaranty
sr. notes 7 3/8s, 2018 (Canada)		240,000	237,900

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		531,000	564,851

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015		502,000	517,060

USG Corp. 144A company guaranty sr. notes 8 3/8s, 2018		165,000	160,875

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes
11 1/2s, 2014		494,000	524,875

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A sr. notes
8 3/4s, 2019		200,000	185,500

			23,179,722
Capital goods (1.9%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		466,000	478,815

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 7 1/8s, 2019		17,000	16,660

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		225,000	241,875

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 5 1/4s, 2014		244,000	243,695

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. unsub. notes 7 7/8s, 2017		80,000	81,700

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		185,000	204,194

ARD Finance SA 144A 11 1/8s, 2018 (Luxembourg)	EUR	100,000	147,541

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	190,000	271,059

Ardagh Packaging Finance PLC 144A company guaranty
sr. notes 7 3/8s, 2017 (Ireland)	EUR	130,000	185,461

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$689,000	740,675

Berry Plastics Corp. company guaranty notes FRN 4.122s, 2014		450,000	416,250

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		225,000	225,563

Berry Plastics Corp. notes 9 3/4s, 2021		56,000	55,720

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		330,000	349,800

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		330,000	337,425

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	100,000	148,279

Delphi Corp. 144A sr. notes 6 1/8s, 2021		$345,000	348,450

Exide Technologies 144A sr. notes 8 5/8s, 2018		220,000	224,400

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Capital goods cont.
Graham Packaging Co., LP/GPC Capital Corp. company
guaranty sr. unsec. notes 8 1/4s, 2017		$230,000	$243,225

Griffon Corp. 144A company guaranty sr. unsec. notes
7 1/8s, 2018		160,000	159,600

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		367,000	391,773

Kratos Defense & Security Solutions, Inc. 144A company
guaranty sr. notes 10s, 2017		155,000	165,463

Kratos Defense & Security Solutions, Inc. 144A sr. notes
10s, 2017		525,000	560,438

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		860,000	1,131,005

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		70,000	76,300

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		587,000	609,013

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		265,000	281,563

Pregis Corp. company guaranty notes FRN 6.605s, 2013	EUR	80,000	110,530

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$255,000	252,450

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	350,000	491,676

Rexel SA company guaranty sr. unsec. notes 8 1/4s,
2016 (France)	EUR	824,000	1,273,396

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. notes 8 1/2s, 2016 (Luxembourg)	EUR	843,000	1,234,433

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019		$310,000	301,475

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019		185,000	184,075

Reynolds Group Issuer, Inc. 144A sr. notes 6 7/8s, 2021
(New Zealand)		100,000	96,000

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s,
2021 (New Zealand)		120,000	110,700

Reynolds Group Issuer, Inc. 144A sr. notes 7 7/8s, 2019		150,000	151,500

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 9 7/8s, 2019		150,000	151,500

Ryerson, Inc. company guaranty sr. notes 12s, 2015		777,000	825,563

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019		370,000	381,100

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		345,000	368,288

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		330,000	341,550

Terex Corp. sr. unsec. sub. notes 8s, 2017		137,000	139,569

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		742,000	788,375

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017		320,000	347,200

TransDigm, Inc. 144A sr. sub. notes 7 3/4s, 2018		665,000	708,225

Zinc Capital SA 144A sr. notes 8 7/8s, 2018 (Luxembourg)	EUR	250,000	357,263

			16,950,810

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Communication services (4.3%)
AMC Networks, Inc. 144A company guaranty sr. unsec notes
7 3/4s, 2021		$200,000	$210,500

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018		170,000	176,800

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		200,000	221,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		400,000	438,000

CCH II, LLC/CCH II Capital company guaranty sr. unsec. notes
13 1/2s, 2016		496,525	585,900

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		145,000	155,875

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		415,000	412,925

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		330,000	344,025

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		347,000	369,121

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		195,000	197,438

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018		620,000	598,300

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		1,745,000	1,782,081

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		670,000	664,975

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		870,000	939,600

Cricket Communications, Inc. company guaranty sr. unsub.
notes 7 3/4s, 2016		1,110,000	1,183,538

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		160,000	170,600

CSC Holdings LLC sr. notes 6 3/4s, 2012		196,000	201,390

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		285,000	317,775

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		755,000	783,464

EH Holding Corp. 144A sr. notes 6 1/2s, 2019		340,000	349,775

EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021		691,000	711,730

Equinix, Inc. sr. unsec. notes 7s, 2021		305,000	317,200

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		140,000	153,650

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		1,586,000	1,740,635

Inmarsat Finance PLC 144A company guaranty sr. notes
7 3/8s, 2017 (United Kingdom)		979,000	1,038,964

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
7 1/2s, 2021 (Bermuda)		491,000	498,365

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		2,168,562	2,331,204

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)		586,000	627,020

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		310,000	333,250

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s,
2019 (Germany)	EUR	305,000	448,041

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Communication services cont.
Kabel Deutchland V&S 144A sr. notes 6 1/2s, 2018 (Germany)	EUR	245,000	$358,748

Level 3 Escrow, Inc. 144A sr. unsec. notes 8 1/8s, 2019		$85,000	85,638

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 1/4s, 2014		529,000	543,878

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019		285,000	297,825

Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		131,000	139,515

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		1,064,000	1,130,500

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		326,000	326,815

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		839,000	966,948

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		195,000	206,213

PAETEC Holding Corp. company guaranty sr. notes 9 7/8s, 2018		371,000	397,898

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		616,000	662,200

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	410,000	596,162

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		$359,000	364,385

Qwest Communications International, Inc. company guaranty
Ser. B, 7 1/2s, 2014		140,000	142,100

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		145,000	163,850

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		1,566,000	1,636,470

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		382,000	400,145

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		235,000	253,800

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		405,000	432,844

Sprint Capital Corp. company guaranty 8 3/4s, 2032		140,000	151,550

Sprint Capital Corp. company guaranty 6 7/8s, 2028		270,000	256,500

Sprint Capital Corp. company guaranty sr. unsec. notes
8 3/8s, 2012		145,000	150,438

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,450,000	2,676,625

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		263,000	263,000

Sunrise Communications Holdings SA 144A company
guaranty sr. notes 8 1/2s, 2018 (Luxembourg)	EUR	145,000	219,715

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	160,000	215,111

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	100,000	148,269

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	678,000	1,050,020

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	489,000	734,646

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	677,000	1,037,219

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Communication services cont.
Virgin Media Finance PLC company guaranty sr. unsec. bond
8 7/8s, 2019 (United Kingdom)	GBP	79,000	$143,754

Wind Acquisition Finance SA sr. notes Ser. REGS, 11 3/4s,
2017 (Netherlands)	EUR	350,000	553,328

Wind Acquisition Finance SA 144A company guaranty
sr. notes 7 3/8s, 2018 (Netherlands)	EUR	760,000	1,081,494

Wind Acquisition Holding company guaranty sr. notes
Ser. REGS, 12 1/4s, 2017 (Luxembourg) ‡‡	EUR	257,000	417,861

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		$140,000	149,800

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		584,000	624,150

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		315,000	333,900

			37,616,455
Conglomerates (0.1%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014		270,000	299,700

SPX Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2017		160,000	171,600

			471,300
Consumer cyclicals (6.1%)
Academy Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		60,000	60,900

Affinion Group Holdings, Inc. 144A company guaranty sr. notes
11 5/8s, 2015		50,000	50,125

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		560,000	575,400

Affinion Group, Inc. 144A sr. notes 7 7/8s, 2018		955,000	902,475

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		68,000	68,170

AMC Entertainment, Inc. 144A sr. sub. notes 9 3/4s, 2020		410,000	418,200

American Casino & Entertainment Properties LLC sr. notes
11s, 2014		551,000	574,418

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021		390,000	405,600

ARAMARK Holdings Corp. 144A sr. notes 8 5/8s, 2016 ‡‡		167,000	172,010

Aston Martin Capital, Ltd. 144A company guaranty sr. notes
9 1/4s, 2018 (Jersey)	GBP	245,000	383,724

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		$600,000	645,000

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015		172,000	147,490

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019		164,000	136,940

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014		675,000	673,313

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018		117,000	119,633

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020		235,000	247,631

Building Materials Corp. 144A sr. notes 7s, 2020		140,000	146,650

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		180,000	185,400

Building Materials Corp. 144A sr. notes 6 3/4s, 2021		360,000	364,950

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019		320,000	320,800

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018		$1,150,000	$1,029,250

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017		845,000	930,556

Carlson Wagonlit BV company guaranty sr. sec. notes FRN
Ser. REGS, 7.36s, 2015 (Netherlands)	EUR	506,000	675,961

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes 9 1/8s,
2018		$170,000	183,813

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018		265,000	256,388

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016		265,000	261,025

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company
guaranty sr. notes 8 1/4s, 2021		705,000	675,919

Cinemark USA, Inc. 144A company guaranty sr. sub. notes
7 3/8s, 2021		100,000	100,000

CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡		627,000	674,025

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		214,000	189,390

Clear Channel Communications, Inc. 144A company guaranty
sr. notes 9s, 2021		428,000	400,180

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		1,083,000	1,183,178

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		305,000	318,725

Conti-Gummi Finance B.V. company guaranty bonds Ser. REGS,
7 1/8s, 2018 (Netherlands)	EUR	708,000	1,050,194

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		$540,000	518,400

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		262,000	284,598

DISH DBS Corp. company guaranty 7 1/8s, 2016		135,000	144,113

DISH DBS Corp. company guaranty 6 5/8s, 2014		1,488,000	1,586,580

DISH DBS Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2021		443,000	457,398

DR Horton, Inc. sr. notes 7 7/8s, 2011		60,000	60,000

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	300,000	427,063

FelCor Lodging Escrow, LP 144A sr. notes 6 3/4s, 2019 R		$695,000	677,625

Fiat Finance Lux, Ltd. SA company guaranty notes Ser. EMTN,
7 3/8s, 2018 (Italy)	EUR	600,000	842,902

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		$890,000	894,846

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		250,000	250,000

General Motors Financial Co., Inc. 144A sr. notes 6 3/4s, 2018		240,000	244,800

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		45,000	50,681

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		480,000	498,000

Grohe Holding GmbH 144A company guaranty sr. notes FRN
5.471s, 2017 (Germany)	EUR	721,000	1,035,660

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)		$195,000	214,457

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		260,000	291,379

Gymboree Corp. (The) sr. unsec. notes 9 1/8s, 2018		200,000	193,000

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$407,000	$404,965

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes Ser. Q, 6 3/4s, 2016 R		140,000	144,375

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		1,007,000	1,122,805

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		350,000	350,000

Isle of Capri Casinos, Inc. 144A company guaranty sr. unsec.
notes 7 3/4s, 2019		821,000	837,420

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	1,165,000	1,706,065

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		$615,000	643,444

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	75,000	108,591

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		$225,000	260,156

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		1,760,000	1,786,400

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		155,000	161,975

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		360,000	372,600

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	1,747,000	2,473,991

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016		$460,000	523,792

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		760,000	41,800

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		125,000	125,938

MGM Resorts International company guaranty sr. notes 9s, 2020		240,000	267,000

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016		145,000	138,475

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014		595,000	623,263

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019		1,195,000	1,135,250

Navistar International Corp. sr. notes 8 1/4s, 2021		760,000	829,350

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		315,000	318,150

Nielsen Finance, LLC/Nielsen Finance Co. 144A company
guaranty sr. unsec. notes 7 3/4s, 2018		345,000	365,700

Nortek, Inc. 144A company guaranty sr. notes 8 1/2s, 2021		355,000	331,038

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018		266,000	270,655

Owens Corning company guaranty sr. unsec. notes 9s, 2019		1,248,000	1,503,840

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		115,000	126,788

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016		380,000	397,100

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		235,000	254,388

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		230,000	251,850

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		120,000	130,500

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015		$625,000	$643,750

Ply Gem Industries, Inc. 144A sr. notes 8 1/4s, 2018		71,000	67,805

Polish Television Holding BV sr. notes stepped-coupon
Ser. REGS, 11 1/4s (13s, 11/15/14), 2017 (Netherlands) ††	EUR	870,000	1,402,024

QVC Inc. 144A sr. notes 7 1/2s, 2019		$275,000	303,188

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		120,000	118,200

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		325,000	330,688

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		354,000	314,175

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		330,000	340,725

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		145,000	145,725

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016		344,000	384,420

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018		323,000	294,738

Standard Pacific Corp. company guaranty sr. unsec. unsub.
notes 7s, 2015		81,000	81,000

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016		165,000	171,600

Toys “R” Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		45,000	47,813

Toys R Us - Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016		105,000	107,625

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017		135,000	144,450

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017		607,000	682,875

Travelport LLC company guaranty 11 7/8s, 2016		299,000	266,110

Travelport LLC company guaranty 9 7/8s, 2014		325,000	303,875

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		581,000	527,258

TRW Automotive, Inc. company guaranty sr. unsec. unsub.
notes Ser. REGS, 6 3/8s, 2014	EUR	235,000	351,701

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$800,000	880,000

TVN Finance Corp. III AB 144A company guaranty sr. unsec.
notes 7 7/8s, 2018 (Sweden)	EUR	50,000	74,404

Universal City Development Partners, Ltd. company guaranty
sr. unsec. notes 8 7/8s, 2015		$371,000	421,085

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		455,000	451,588

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014
(In default) † ‡‡ F		554,961	27,748

Vulcan Materials Co. sr. unsec. unsub. notes 7 1/2s, 2021		175,000	175,543

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		250,000	276,250

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		205,000	240,363

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		1,206,000	1,278,360

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		310,000	320,850

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
YCC Holdings, LLC/Yankee Finance, Inc. 144A sr. unsec. notes
10 1/4s, 2016		$305,000	$308,050

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		641,000	695,485

			53,386,070
Consumer staples (1.7%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2015	BRL	1,500,000	976,856

Archibald Candy Corp. company guaranty sub. notes 10s,
2011 (In default) † F		$170,069	5,442

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		275,000	298,031

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		730,000	748,250

Bumble Bee Acquisition Corp. 144A company guaranty sr. notes
9s, 2017		465,000	469,069

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		432,000	471,960

Central Garden & Pet Co. company guaranty sr. sub. notes
8 1/4s, 2018		380,000	391,400

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		220,000	224,400

CKE Restaurants, Inc. company guaranty sr. notes 11 3/8s, 2018		471,000	519,278

Claire’s Stores, Inc. 144A sr. notes 8 7/8s, 2019		320,000	300,800

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		142,000	156,555

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		279,000	276,210

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		265,000	291,169

Dole Food Co. 144A sr. notes 8s, 2016		207,000	219,161

Dunkin Brands, Inc. 144A sr. unsec. notes 9 5/8s, 2018		110,000	110,961

EC Finance PLC company guaranty sr. bonds Ser. REGS,
9 3/4s, 2017 (United Kingdom)	EUR	907,000	1,349,532

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$380,000	395,200

Europcar Groupe SA company guaranty sr. sub. bonds FRB
Ser. REGS, 4.92s, 2013 (France)	EUR	119,000	164,435

Foodcorp (Pty), Ltd. 144A company
guaranty sr. notes 8 3/4s, 2018 (South Africa)	EUR	180,000	251,786

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		$13,000	13,341

Hertz Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2018		155,000	160,038

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	360,000	534,881

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		$1,430,000	1,412,125

Landry’s Restaurants, Inc. 144A company guaranty sr. notes
11 5/8s, 2015		164,000	179,170

Libbey Glass, Inc. sr. notes 10s, 2015		114,000	123,690

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		330,000	347,325

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
8 1/4s, 2018		170,000	178,925

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Consumer staples cont.
Refresco Group BV 144A company guaranty sr. bonds 7 3/8s,
2018 (Netherlands)	EUR	380,000	$556,572

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		$620,000	632,400

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		643,000	594,775

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		125,000	138,438

Roadhouse Financing, Inc. notes 10 3/4s, 2017		270,000	281,475

RSC Equipment Rental, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		220,000	227,150

Service Corporation International sr. notes 7s, 2019		180,000	192,150

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		130,000	151,938

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018		614,000	683,075

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		430,000	434,300

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		120,000	143,100

United Rentals North America, Inc. company guaranty sr. unsec.
sub. notes 8 3/8s, 2020		170,000	177,013

West Corp. 144A sr. notes 7 7/8s, 2019		447,000	445,883

West Corp. 144A sr. unsec. notes 8 5/8s, 2018		51,000	52,913

			15,281,172
Energy (5.8%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		345,000	355,350

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		369,000	380,070

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031		255,000	305,977

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		666,000	767,795

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017		384,000	452,675

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		720,000	753,300

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019		465,000	487,088

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		582,000	585,638

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015		150,000	153,000

Brigham Exploration Co. company guaranty sr. unsec. notes
8 3/4s, 2018		669,000	752,625

Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 6 7/8s, 2019		120,000	126,000

Carrizo Oil & Gas, Inc. company guaranty sr. unsec notes
8 5/8s, 2018		814,000	866,910

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		325,000	355,063

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017		914,000	941,420

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		5,000	5,163

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		1,150,000	1,351,250

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021		309,000	308,228

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Energy cont.
Complete Production Services, Inc. company guaranty 8s, 2016		$770,000	$808,500

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022		515,000	538,175

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	515,000	529,700

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		$293,000	325,963

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8s, 2017		1,667,000	1,837,868

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021		65,000	65,650

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		850,000	924,375

Denbury Resources, Inc. company guaranty sr. unsec. sub.
notes 8 1/4s, 2020		302,000	333,710

Denbury Resources, Inc. company guaranty sr. unsec. sub.
notes 6 3/8s, 2021		225,000	231,750

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		945,000	942,638

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021		234,000	225,810

Forbes Energy Services Ltd. 144A company guaranty sr. unsec.
notes 9s, 2019		340,000	340,000

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A company
guaranty sr. notes 7 1/8s, 2018		420,000	437,850

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		780,000	869,700

Gazprom OAO Via Gaz Capital SA 144A sr. sec. bond 9 1/4s,
2019 (Russia)		1,855,000	2,361,267

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. 6.51s, 2022
(Russia)		485,000	529,863

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)		575,000	641,125

Gazprom Via Gaz Capital SA 144A company guaranty sr. unsec.
bond 8.146s, 2018 (Russia)		316,000	380,906

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Netherlands)		485,000	580,802

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019		451,000	463,403

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016		1,043,000	1,095,150

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		790,000	790,000

Inergy LP/Inergy Finance Corp. 144A sr. notes 6 7/8s, 2021		492,000	494,460

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)	GBP	222,000	381,415

James River Escrow, Inc. 144A sr. notes 7 7/8s, 2019		$160,000	161,200

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021		220,000	227,150

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019		433,000	461,145

Lukoil International Finance BV 144A company guaranty
sr. unsec. unsub. bonds 6.656s, 2022 (Russia)		1,080,000	1,154,304

Lukoil International Finance BV 144A company guaranty
sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)		450,000	503,109

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	$320,000	$332,800

Milagro Oil & Gas 144A notes 10 1/2s, 2016	520,000	504,400

Nak Naftogaz Ukraine govt. guaranty unsec. notes 9 1/2s,
2014 (Ukraine)	620,000	681,405

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	698,000	708,470

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	265,000	293,488

Offshore Group Investments, Ltd. 144A company guaranty
sr. notes 11 1/2s, 2015 (Cayman Islands)	110,000	121,825

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada) (In default) †	589,000	380,641

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)	675,000	692,719

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	210,000	215,775

Peabody Energy Corp. company guaranty 7 3/8s, 2016	1,146,000	1,297,845

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020	44,000	47,520

Pemex Project Funding Master Trust company guaranty
sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)	340,000	370,535

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)	325,000	354,347

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	960,000	1,171,200

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 7/8s, 2040 (Brazil)	540,000	607,754

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	960,000	1,022,502

Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	225,000	255,938

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	5,035,000	3,242,540

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 1/2s, 2037 (Venezuela)	650,000	323,375

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	650,000	337,350

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	600,000	463,500

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s,
2015 (Venezuela)	1,705,000	1,186,356

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	300,000	228,000

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	315,000	295,313

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	800,000	853,600

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes
9 3/4s, 2019 (Trinidad)	215,000	262,300

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	539,000	600,985

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Energy cont.
Plains Exploration & Production Co. company guaranty
7 3/4s, 2015		$280,000	$290,500

Plains Exploration & Production Co. company guaranty 7s, 2017		150,000	156,750

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 10s, 2016		645,000	728,850

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7.39s, 2024 (Philippines)		690,000	831,450

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)		950,000	1,144,750

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020		350,000	382,375

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		290,000	324,075

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021		95,000	99,750

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018		1,344,000	1,424,640

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019		190,000	195,700

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		135,000	137,707

Williams Cos., Inc. (The) notes 7 3/4s, 2031		256,000	308,680

			50,462,250
Financials (5.4%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019		320,000	322,400

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		335,000	341,333

Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012		117,000	119,633

Ally Financial, Inc. company guaranty sr. unsec. notes
6 7/8s, 2012		818,000	842,540

Ally Financial, Inc. company guaranty sr. unsec. notes
6 5/8s, 2012		851,000	870,148

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015		240,000	262,800

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		1,320,000	1,386,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2.454s, 2014		85,000	81,170

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058		440,000	479,600

Banco Do Brasil 144A sr. unsec. 9 3/4s, 2017 (Brazil)	BRL	855,000	579,824

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		$1,350,000	1,372,568

Boparan Holdings LTD 144A sr. notes 9 3/4s, 2018
(United Kingdom)	EUR	135,000	180,223

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.061s, 2012		$530,250	528,315

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037		374,000	376,805

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		135,000	138,375

CIT Group, Inc. sr. bonds 7s, 2014		59,113	59,557

CIT Group, Inc. 144A bonds 7s, 2017		2,438,000	2,444,095

CIT Group, Inc. 144A bonds 7s, 2016		1,148,000	1,150,870

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Financials cont.
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		$470,000	$495,850

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018		130,000	140,075

Commerzbank Capital Funding Trust jr. unsec. sub. bonds bank
guaranty zero %, 2016	EUR	500,000	539,238

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		$395,000	405,863

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		599,000	649,915

Dresdner Funding Trust I 144A bonds 8.151s, 2031		579,000	523,995

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB 6.071s, Perpetual maturity (Jersey)		399,000	329,175

HSBC Capital Funding LP bank guaranty jr. unsec. sub. FRB
5.13s, Perpetual maturity (Jersey)	EUR	486,000	654,947

HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015		$185,000	185,000

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		135,000	136,688

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		895,000	924,088

ING Groep NV jr. unsec. sub. notes 5.775s, perpetual maturity
(Netherlands)		540,000	488,700

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		120,000	118,500

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		600,000	632,110

JPMorgan Chase & Co. 144A unsec. unsub. notes 8s, 2012	INR	37,500,000	862,864

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		$641,000	667,441

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		1,330,000	1,267,251

MPT Operating Partnership LP/MPT Finance Corp. 144A
company guaranty sr. notes 6 7/8s, 2021 R		225,000	220,500

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		300,000	330,750

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015		444,000	462,870

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		447,000	454,823

RBS Capital Trust III jr. unsec. sub. notes bank guaranty zero %,
2049 (United Kingdom)		525,000	370,125

Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser. MTN,
7.64s, 2049 (United Kingdom)		600,000	447,000

Russian Agricultural Bank OJSC Via RSHB Capital SA sub. bonds
FRB 6.97s, 2016 (Russia)		5,400,000	5,390,604

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
7 3/4s, 2018 (Russia)		775,000	892,258

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
7 1/8s, 2014 (Russia)		775,000	840,875

Sabra Health Care LP/Sabra Capital Corp. company guaranty
sr. unsec. unsub. notes 8 1/8s, 2018 R		133,000	134,496

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		257,000	267,311

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		360,000	375,127

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Financials cont.
UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s, 2015 (Jersey)	EUR	327,000	$415,247

UBS AG/Jersey Branch jr. unsec. sub. notes FRN Ser. EMTN,
7.152s, 2017 (Jersey)	EUR	400,000	582,240

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds
8 3/8s, 2015 (United Kingdom)		$425,000	441,197

USI Holdings Corp. 144A company guaranty sr. unsec. notes
FRN 4.136s, 2014		120,000	110,100

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)		1,100,000	1,149,500

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s,
2035 (Russia)		1,065,000	1,119,635

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 7 1/2s,
2011 (Russia)		935,000	944,444

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		4,520,000	4,802,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s,
2035 (Russia)		2,934,000	3,084,514

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. unsub. notes
6.609s, 2012 (Russia)		3,965,000	4,159,999

			47,554,071
Government (0.2%)
Export-Import Bank of Korea 144A sr. unsec. unsub. notes 5.1s,
2013 (India)	INR	53,200,000	1,175,842

International Bank for Reconstruction & Development
sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014	RUB	22,650,000	825,804

			2,001,646
Health care (2.0%)
Aviv Healthcare Properties LP 144A sr. notes 7 3/4s, 2019		$325,000	331,094

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	525,226

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		$236,000	257,240

Capella Healthcare, Inc. 144A company guaranty sr. notes
9 1/4s, 2017		380,000	401,850

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	455,000	665,030

CDRT Merger Sub, Inc. 144A company guaranty sr. unsec.
notes 8 1/8s, 2019		$504,000	504,000

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2015		857,000	885,924

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	160,000	229,830

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$1,070,000	1,102,100

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		110,000	112,200

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		340,000	347,225

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		383,000	407,895

Endo Pharmaceuticals Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2019		290,000	303,775

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		125,000	141,875

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)		511,000	537,828

HCA Holdings, Inc. 144A sr. unsec. notes 7 3/4s, 2021		236,000	240,130

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	$1,028,000	$1,099,960

HCA, Inc. sr. notes 6 1/2s, 2020	1,580,000	1,603,700

HCA, Inc. sr. sec. notes 9 1/4s, 2016	1,587,000	1,693,131

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	450,000	456,188

IASIS Healthcare, LLC/IASIS Capital Corp. 144A sr. notes
8 3/8s, 2019	865,000	856,350

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	345,000	370,013

Select Medical Corp. company guaranty 7 5/8s, 2015	201,000	196,478

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	640,000	656,000

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	329,569	336,160

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	276,000	313,950

Tenet Healthcare Corp. sr. notes 9s, 2015	749,000	797,685

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	471,000	520,455

Tenet Healthcare Corp. sr. unsec. notes 8s, 2020	306,000	312,120

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	70,000	67,550

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	170,000	164,900

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	70,000	68,425

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	74,000	49,210

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	590,000	621,633

		17,177,130
Technology (1.4%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	468,000	492,570

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	149,000	151,608

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	430,000	416,025

Buccaneer Merger Sub, Inc. 144A sr. notes 9 1/8s, 2019	431,000	450,934

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s,
2015 ‡‡	310,000	319,300

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	718,000	728,770

CommScope, Inc. 144A sr. notes 8 1/4s, 2019	96,000	99,840

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019 (Canada)	275,000	264,000

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	193,000	206,028

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	462,000	492,608

First Data Corp. company guaranty sr. unsec. notes 10.55s,
2015 ‡‡	1,148,044	1,193,966

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016	351,000	345,735

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020	175,000	187,250

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	110,000	110,825

First Data Corp. 144A sr. bonds 12 5/8s, 2021	907,000	961,420

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	855,000	953,325

Freescale Semiconductor, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2020	140,000	157,850

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Technology cont.
Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020		$1,035,000	$1,086,750

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		290,000	310,300

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)		1,091,000	1,224,648

Seagate HDD Cayman 144A company guaranty sr. unsec.
notes 7 3/4s, 2018 (Cayman Islands)		433,000	454,650

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		817,000	847,638

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		344,000	350,020

			11,806,060
Transportation (0.2%)
AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		466,000	499,785

Swift Services Holdings, Inc. company guaranty sr. notes
10s, 2018		655,000	704,944

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		294,000	276,360

			1,481,089
Utilities and power (2.1%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,140,000	1,231,200

AES Corp. (The) 144A sr. note 7 3/8s, 2021		310,000	320,850

Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	1,111,000	1,430,903

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		$380,000	401,850

Calpine Corp. 144A sr. notes 7 1/4s, 2017		995,000	1,019,875

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		615,000	694,893

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019		1,160,000	788,800

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		289,000	249,985

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		135,000	135,000

Edison Mission Energy sr. unsec. notes 7.2s, 2019		292,000	219,730

Edison Mission Energy sr. unsec. notes 7s, 2017		44,000	33,440

El Paso Corp. sr. unsec. notes 7s, 2017		160,000	185,295

El Paso Natural Gas Co. debs. 8 5/8s, 2022		577,000	762,122

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020		1,390,000	1,459,700

Energy Future/Energy Future Intermediate Holdings
Finance Co., LLC sr. notes 10s, 2020		784,000	827,233

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020		692,000	740,440

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		685,000	722,675

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		105,000	109,988

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		220,000	245,283

Majapahit Holding BV 144A company guaranty sr. unsec. notes
8s, 2019 (Indonesia)		525,000	644,438

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		2,425,000	2,955,736

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7 7/8s, 2021		1,375,000	1,385,313

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		255,000	274,436

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017		120,000	123,351

CORPORATE BONDS AND NOTES (33.8%)* cont.	Principal amount		Value

Utilities and power cont.
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		$145,000	$171,361

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		310,000	286,750

Vattenfall Treasury AB company guaranty jr. unsec. sub. bond
FRB 5 1/4s, 2049 (Sweden)	EUR	364,000	534,980

			17,955,627

Total corporate bonds and notes (cost $284,257,748)			$295,323,402

MORTGAGE-BACKED SECURITIES (23.7%)*	Principal amount		Value

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		$318,946	$255,157
Ser. 01-1, Class K, 6 1/8s, 2036		718,000	535,987
Ser. 07-5, Class XW, IO, 0.421s, 2051		212,931,003	3,553,776

Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.403s, 2036		4,852,305	2,984,168
FRB Ser. 07-B, Class A1, 0.396s, 2047		3,111,914	1,929,387

Barclays Capital, LLC Trust FRB Ser. 07-AA2, Class 12A1,
0.397s, 2047		3,601,820	1,962,992

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 07-1,
Class 2A1, 5.159s, 2047		2,431,249	1,482,302

Bear Stearns Alt-A Trust
FRB Ser. 06-3, Class 36A1, 5.969s, 2036		9,503,635	6,129,844
FRB Ser. 06-3, Class 35A1, 5.627s, 2036		6,578,719	4,267,944
FRB Ser. 07-1, Class 21A1, 5.138s, 2047		2,596,968	1,441,317

Bear Stearns Asset Backed Securities Trust
FRB Ser. 06-IM1, Class A3, 0.467s, 2036		2,812,240	759,305
FRB Ser. 06-IM1, Class A1, 0.417s, 2036		1,106,085	530,921

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 5.344s, 2037		1,259,889	702,984
FRB Ser. 06-AR5, Class 2A5A, 5.242s, 2036		2,416,066	1,241,097
FRB Ser. 07-AR1, Class A3, 0.407s, 2037		5,687,720	3,298,878

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.056s, 2044		65,840,752	285,356

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.869s, 2014 (United Kingdom)	GBP	868,987	999,421
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	444,138	547,289

Countrywide Alternative Loan Trust
FRB Ser. 05-84, Class 4A1, 5.76s, 2036		$10,569,230	6,552,923
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		2,078,799	1,993,698
FRB Ser. 06-18CB, Class A7, 0.537s, 2036		3,546,377	1,844,116
FRB Ser. 06-HY11, Class A1, 0.307s, 2036		4,025,983	2,355,200

Countrywide Home Loans FRB Ser. 05-HYB4, Class 2A1,
2.74s, 2035		1,063,858	723,424

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.618s, 2035		188,764	26,236
FRB Ser. 05-R3, Class AF, 0.587s, 2035		185,486	154,881

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035		691,000	225,026

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount		Value

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
FRB Ser. 06-AR1, Class 3A1, 2.938s, 2036		$1,987,463	$1,291,851
FRB Ser. 06-AR1, Class 1A3, 0.517s, 2036		7,462,643	3,283,563
FRB Ser. 06-AR6, Class A6, 0.377s, 2037		5,526,061	2,818,291
FRB Ser. 06-AR3, Class A1, 0.377s, 2036		2,327,772	992,940
FRB Ser. 07-AR3, Class 2A2A, 0.367s, 2037		5,008,012	3,205,128
FRB Ser. 06-AR6, Class A4, 0.357s, 2037		1,525,052	945,532
FRB Ser. 06-AR3, Class A5, 0.357s, 2036		5,696,364	3,645,673

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		552,708	538,890

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.683s, 2014 (United Kingdom)	GBP	303,775	99,820

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.854s, 2032		$566,704	941,342
IFB Ser. 3408, Class EK, 25.043s, 2037		411,656	638,435
IFB Ser. 2979, Class AS, 23.59s, 2034		227,820	318,709
IFB Ser. 3072, Class SM, 23.113s, 2035		638,173	966,153
IFB Ser. 3072, Class SB, 22.966s, 2035		571,621	861,477
IFB Ser. 3031, Class BS, 16.259s, 2035		868,195	1,160,199
IFB Ser. 3727, Class PS, IO, 6.514s, 2038		7,149,657	1,241,884
IFB Ser. 3287, Class SE, IO, 6.514s, 2037		3,058,366	523,500
IFB Ser. 3398, Class SI, IO, 6.464s, 2036		4,031,515	528,814
IFB Ser. 3485, Class SI, IO, 6.364s, 2036		798,220	138,595
IFB Ser. 3751, Class SB, IO, 5.854s, 2039		16,237,504	2,600,111
IFB Ser. 3852, Class TB, 5.814s, 2041		3,212,115	3,080,740
IFB Ser. 3768, Class PS, IO, 5.814s, 2036		5,040,734	800,815
Ser. 3645, Class ID, IO, 5s, 2040		2,866,219	449,968
Ser. 3653, Class KI, IO, 5s, 2038		6,345,384	995,464
Ser. 3632, Class CI, IO, 5s, 2038		3,338,416	538,887
Ser. 3626, Class DI, IO, 5s, 2037		2,337,806	249,561
Ser. 3740, Class IP, IO, 5s, 2037		13,342,263	2,122,887
Ser. 3623, Class CI, IO, 5s, 2036		2,104,412	356,984
Ser. 3747, Class HI, IO, 4 1/2s, 2037		1,490,931	221,156
Ser. 3738, Class MI, IO, 4s, 2034		15,771,694	1,957,921
Ser. 3736, Class QI, IO, 4s, 2034		19,019,721	2,351,462
Ser. 3751, Class MI, IO, 4s, 2034		21,048,628	2,657,810
Ser. 3740, Class KI, IO, 4s, 2033		10,219,279	1,228,051
Ser. 3707, Class HI, IO, 4s, 2023		2,994,870	271,964
Ser. 3707, Class KI, IO, 4s, 2023		5,327,305	406,207
Ser. T-57, Class 1AX, IO, 0.425s, 2043		2,506,815	35,920
Ser. 3124, Class DO, PO, zero %, 2036		48,709	37,655
FRB Ser. 3251, Class TC, zero %, 2036		27,670	27,604
FRB Ser. 3072, Class TJ, zero %, 2035		15,337	15,335
FRB Ser. 3326, Class WF, zero %, 2035		31,163	25,698
FRB Ser. 3030, Class EF, zero %, 2035		41,920	37,728
FRB Ser. 3033, Class YF, zero %, 2035		1,481	1,459
FRB Ser. 3412, Class UF, zero %, 2035		16,925	15,926
FRB Ser. 3007, Class LU, zero %, 2035		20,260	16,208

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.777s, 2036		815,475	1,482,222
IFB Ser. 07-53, Class SP, 23.513s, 2037		571,148	875,156

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 08-24, Class SP, 22.597s, 2038	$488,906	$730,777
IFB Ser. 05-75, Class GS, 19.688s, 2035	624,686	873,612
IFB Ser. 05-83, Class QP, 16.907s, 2034	624,640	842,685
IFB Ser. 10-135, Class SP, IO, 6.413s, 2040	7,942,011	1,536,755
IFB Ser. 11-51, Class SK, IO, 6.263s, 2041	8,641,714	1,620,149
IFB Ser. 10-35, Class SG, IO, 6.213s, 2040	12,046,367	2,462,277
IFB Ser. 11-51, Class SM, IO, 5.663s, 2041	14,900,783	2,286,227
IFB Ser. 10-46, Class WS, IO, 5.563s, 2040	12,195,024	1,637,060
Ser. 374, Class 6, IO, 5 1/2s, 2036	2,628,723	523,011
Ser. 10-21, Class IP, IO, 5s, 2039	5,939,127	1,259,546
Ser. 10-92, Class CI, IO, 5s, 2039	3,452,478	730,161
Ser. 398, Class C5, IO, 5s, 2039	2,378,873	475,775
Ser. 10-13, Class EI, IO, 5s, 2038	1,620,905	197,254
Ser. 378, Class 19, IO, 5s, 2035	7,069,246	1,474,574
Ser. 366, Class 22, IO, 4 1/2s, 2035	2,408,253	246,846
Ser. 406, Class 2, IO, 4s, 2041	9,066,236	2,062,569
Ser. 406, Class 1, IO, 4s, 2041	5,675,199	1,291,108
Ser. 03-W10, Class 1, IO, 1.492s, 2043	1,109,909	49,946
Ser. 00-T6, IO, 0.774s, 2030	4,565,120	98,666
Ser. 99-51, Class N, PO, zero %, 2029	68,295	62,428
FRB Ser. 05-45, Class FG, zero %, 2035	130,035	131,450
IFB Ser. 06-48, Class FG, zero %, 2036	35,557	32,442

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.106s, 2020 F	5,667,028	169,363

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	891,000	594,870

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	131,765	119,906

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.89s, 2041	6,832,344	6,886,593
IFB Ser. 11-56, Class SG, 6.89s, 2041	3,802,621	3,840,267
IFB Ser. 10-142, Class SA, IO, 6.514s, 2039	7,270,542	1,272,345
IFB Ser. 10-151, Class SL, IO, 6.514s, 2039	3,744,896	744,560
IFB Ser. 10-85, Class AS, IO, 6.464s, 2039	7,109,767	1,324,194
IFB Ser. 10-98, Class QS, IO, 6.414s, 2040	7,445,453	1,369,219
IFB Ser. 10-88, Class SA, IO, 6.364s, 2040	7,696,078	1,544,295
IFB Ser. 10-157, Class SN, IO, 6.364s, 2038	7,202,065	1,236,090
IFB Ser. 11-79, Class AS, IO, 5.924s, 2037	8,472,051	1,275,327
IFB Ser. 10-113, Class DS, IO, 5.914s, 2039	5,758,179	959,658
IFB Ser. 10-115, Class SN, IO, 5.914s, 2038	3,606,025	596,184
IFB Ser. 10-115, Class AS, IO, 5.864s, 2040	5,224,573	990,840
IFB Ser. 10-116, Class SL, IO, 5.864s, 2039	3,648,896	643,008
IFB Ser. 10-168, Class SL, IO, 5.814s, 2040	4,622,276	836,493
IFB Ser. 10-121, Class SE, IO, 5.814s, 2040	6,462,842	1,131,644
IFB Ser. 10-89, Class SD, IO, 5.744s, 2040	5,637,595	1,037,148
IFB Ser. 10-116, Class SA, IO, 5.714s, 2040	9,518,281	1,754,314
IFB Ser. 11-70, Class SM, IO, 5.704s, 2041	5,451,000	1,400,198
IFB Ser. 11-70, Class SH, IO, 5.704s, 2041	5,599,000	1,437,263
Ser. 11-70, PO, zero %, 2041	12,639,095	9,449,872
Ser. 06-36, Class OD, PO, zero %, 2036	33,328	30,925

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount	Value

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.331s, 2039	$152,971,504	$2,715,991

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.344s, 2037	6,156,485	3,817,021

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR15, Class 1A1, 5.434s, 2037	4,099,942	2,582,964
FRB Ser. 07-AR9, Class 2A1, 5.369s, 2037	2,445,682	1,467,409
FRB Ser. 06-AR25, Class 5A1, 5.365s, 2036	3,835,315	2,247,601
FRB Ser. 07-AR11, Class 1A1, 4.657s, 2037	1,618,641	849,787
FRB Ser. 06-AR25, Class 3A1, 4.082s, 2036	2,103,652	1,009,753
FRB Ser. 06-AR3, Class 2A1A, 2.791s, 2036	2,161,079	1,102,150
FRB Ser. 06-AR39, Class A1, 0.367s, 2037	8,628,656	4,637,902
FRB Ser. 06-AR35, Class 2A1A, 0.357s, 2037	3,104,515	1,667,960
FRB Ser. 06-AR15, Class A1, 0.307s, 2036	3,216,282	1,551,856

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 12A1, 0.387s, 2037	4,460,082	2,230,041
FRB Ser. 06-A7, Class 1A1, 0.347s, 2036	2,397,748	1,209,364
FRB Ser. 06-A6, Class 1A1, 0.347s, 2036	1,831,776	1,047,365
FRB Ser. 07-A1, Class 1A1A, 0.327s, 2037	1,802,378	738,975

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.143s, 2051	126,496,523	1,377,054

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	465,017
Ser. 98-C4, Class J, 5.6s, 2035	965,000	980,054

LB-UBS Commercial Mortgage Trust 144A Ser. 02-C2, Class K,
6.529s, 2035 F	1,440,000	1,406,512

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.317s, 2037 F	1,746,772	877,753

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.394s, 2028 F	1,109,368	30,523

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.195s, 2037	1,033,545	62,013
Ser. 07-C5, Class X, IO, 4.721s, 2049	4,366,289	316,556

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039	3,360,000	2,923,200

Morgan Stanley Mortgage Loan Trust FRB Ser. 06-3AR,
Class 3A1, 5.385s, 2036	1,317,074	816,586

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.731s, 2012	2,771	15

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	285,000	11,400

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018	376,000	376,000

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 06-9, Class 1A1, 5.11s, 2036	1,441,134	879,828
FRB Ser. 07-4, Class 1A1, 0.427s, 2037	1,911,441	831,477

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.029s, 2045	7,966,171	1,115,264
Ser. 07-4, Class 1A4, IO, 1s, 2045	11,075,714	449,951

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.526s, 2035	1,733,807	213,346
Ser. 05-RF3, Class 1A, IO, 5.341s, 2035	1,538,344	225,349
FRB Ser. 05-RF3, Class 1A, 0.537s, 2035	1,538,344	1,153,758
FRB Ser. 05-RF1, Class A, 0.537s, 2035	1,733,807	1,300,355

MORTGAGE-BACKED SECURITIES (23.7%)* cont.	Principal amount		Value

Ursus PLC 144A FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	409,617	$33,650

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34, IO,
0.379s, 2046		$34,142,566	529,893

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.487s, 2018		917,000	550,200

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1,
Class A2, 0.337s, 2036		3,760,815	1,729,975

Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 07-0C2, Class A3, 0.497s, 2037		2,293,597	1,250,010
FRB Ser. 07-0C2, Class A1, 0.287s, 2037		6,611,079	3,735,259

Total mortgage-backed securities (cost $203,297,090)			$207,572,355

ASSET-BACKED SECURITIES (12.6%)*	Principal amount		Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C, 0.337s, 2036		$271,000	$115,927

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.062s, 2034		82,308	26,455

Bombardier Capital Mortgage Securitization Corp. Ser. 00-A,
Class A4, 8.29s, 2030		1,443,845	996,253

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-OPX1,
Class A1A, 0.257s, 2037		915,344	347,831

Conseco Finance Securitizations Corp.
Ser. 00-5, Class A7, 8.2s, 2032		3,448,117	2,823,146
Ser. 00-1, Class A5, 8.06s, 2031		1,536,009	1,182,727
Ser. 00-4, Class A5, 7.97s, 2032		306,747	248,465
Ser. 00-5, Class A6, 7.96s, 2032		1,464,731	1,186,432
Ser. 02-1, Class M1F, 7.954s, 2033		1,584,000	1,753,160
Ser. 00-6, Class A5, 7.27s, 2031		3,084,901	3,239,764
FRB Ser. 02-1, Class M1A, 2.236s, 2033		4,468,000	3,871,980
FRB Ser. 01-4, Class M1, 1.936s, 2033		573,000	306,166

Countrywide Asset Backed Certificates
FRB Ser. 06-6, Class 2A3, 0.467s, 2036		9,381,000	2,884,658
FRB Ser. 07-3, Class 2A2, 0.357s, 2047		2,977,000	2,092,599
FRB Ser. 07-8, Class 2A2, 0.317s, 2037		4,125,000	2,980,313
FRB Ser. 06-25, Class 2A2, 0.307s, 2047		1,900,000	1,752,750
FRB Ser. 07-1, Class 2A2, 0.287s, 2037		2,985,000	2,186,513

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		907,078	45,354

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF11, Class 2A3, 0.337s, 2036		2,540,000	1,295,400

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 3.562s, 2043 F	EUR	2,785,000	1,848,592
FRB Ser. 03-2, Class 3C, 3.326s, 2043 F	GBP	1,337,631	887,876

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$1,682,107	1,076,548
Ser. 94-4, Class B2, 8.6s, 2019		627,569	318,331
Ser. 93-1, Class B, 8.45s, 2018		320,529	248,114
Ser. 96-6, Class M1, 7.95s, 2027		1,075,000	1,032,000
Ser. 96-8, Class M1, 7.85s, 2027		754,000	773,828
Ser. 99-5, Class A6, 7 1/2s, 2030		1,341,305	1,153,522
Ser. 95-8, Class B1, 7.3s, 2026		704,416	701,682
Ser. 95-4, Class B1, 7.3s, 2025		726,329	748,239
Ser. 97-6, Class M1, 7.21s, 2029		1,842,000	1,628,989

ASSET-BACKED SECURITIES (12.6%)* cont.	Principal amount	Value

Green Tree Financial Corp.
Ser. 95-F, Class B2, 7.1s, 2021	$18,545	$18,264
Ser. 98-2, Class A6, 6.81s, 2028	502,727	536,319
Ser. 99-3, Class A7, 6.74s, 2031	1,265,503	1,266,690
Ser. 99-2, Class A7, 6.44s, 2030	206,512	216,815
Ser. 99-1, Class A6, 6.37s, 2025	20,494	21,128
Ser. 98-4, Class A5, 6.18s, 2030	607,019	622,672

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031	2,588,757	2,614,645

GSAA Home Equity Trust
FRB Ser. 06-3, Class A3, 0.487s, 2036	5,856,536	3,162,529
FRB Ser. 05-15, Class 2A2, 0.437s, 2036	3,144,322	2,040,136
FRB Ser. 05-14, Class 2A2, 0.437s, 2035	8,576,212	4,759,798
FRB Ser. 05-11, Class 3A4, 0.437s, 2035	2,939,226	2,424,862
FRB Ser. 06-19, Class A3A, 0.427s, 2036	1,065,473	532,737
FRB Ser. 07-3, Class A4A, 0.407s, 2047	3,731,818	1,791,273
FRB Ser. 06-1, Class A2, 0.407s, 2036	2,687,514	1,269,850
FRB Ser. 07-4, Class A2, 0.387s, 2037	1,921,793	855,198
FRB Ser. 06-17, Class A2, 0.367s, 2036	1,670,455	751,705
FRB Ser. 06-8, Class 2A2, 0.367s, 2036	20,076,807	9,084,755
FRB Ser. 06-11, Class 2A2, 0.347s, 2036	10,306,673	4,689,536
FRB Ser. 06-12, Class A2A, 0.337s, 2036	2,281,221	1,174,829
FRB Ser. 06-19, Class A1, 0.277s, 2036	3,485,764	1,559,879
FRB Ser. 06-17, Class A1, 0.247s, 2036	4,225,528	1,922,615
FRB Ser. 06-16, Class A1, 0.247s, 2036	3,786,475	1,703,914
FRB Ser. 06-8, Class 2A1, 0.247s, 2036	3,934,286	1,770,429
FRB Ser. 06-12, Class A1, 0.237s, 2036	4,358,015	2,026,477
FRB Ser. 07-3, Class 2A1A, 0.188s, 2047	2,737,299	1,354,963

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.187s, 2030	763,271	24,806

Lehman XS Trust FRB Ser. 05-6, Class 1A4, 0.567s, 2035	2,700,000	1,066,500

Madison Avenue Manufactured Housing Contract FRB Ser. 02-A,
Class B1, 3.437s, 2032	2,417,781	2,200,181

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2B, 0.357s, 2037	2,529,739	1,264,870

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	190,321	188,019

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.387s, 2034	104,635	26,375

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.347s, 2036	223,107	108,611
FRB Ser. 06-2, Class A2C, 0.337s, 2036	298,000	162,454

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	42,408	33,425
Ser. 99-D, Class A1, 7.84s, 2029	1,342,702	1,275,567
Ser. 95-B, Class B1, 7.55s, 2021	270,314	201,357
Ser. 00-D, Class A4, 7.4s, 2030	3,181,617	2,020,327
Ser. 02-B, Class A4, 7.09s, 2032	675,391	707,634
Ser. 99-B, Class A4, 6.99s, 2026	1,278,375	1,266,790
Ser. 02-A, Class A4, 6.97s, 2032	90,259	89,554
Ser. 01-D, Class A4, 6.93s, 2031	1,080,542	873,551
Ser. 01-E, Class A4, 6.81s, 2031	2,003,630	1,761,942

ASSET-BACKED SECURITIES (12.6%)* cont.	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 99-B, Class A3, 6.45s, 2017	$297,353	$287,410
Ser. 01-C, Class A2, 5.92s, 2017	1,816,639	962,819
Ser. 02-C, Class A1, 5.41s, 2032	2,244,103	2,154,339
Ser. 01-E, Class A2, 5.05s, 2031	1,433,179	1,132,211
Ser. 02-A, Class A2, 5.01s, 2020	365,207	346,269

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	335,328	321,391

Residential Asset Mortgage Products, Inc. FRB Ser. 07-RZ1,
Class A2, 0.347s, 2037	286,512	173,179

Residential Asset Securities Corp. Ser. 01-KS3, Class AII,
0.647s, 2031	2,299,081	1,773,120

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.397s, 2036	2,389,000	769,220

Soundview Home Equity Loan Trust FRB Ser. 06-OPT3,
Class 2A3, 0.357s, 2036	229,413	171,692

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	961,121	115,335

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037	756,000	378,000

Total asset-backed securities (cost $122,169,424)		$109,782,580

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (10.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.3%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038	$1,990,349	$2,228,646

		2,228,646
U.S. Government Agency Mortgage Obligations (9.7%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, January 1, 2041	660,280	645,785

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, April 1, 2016	11,150	12,023
4 1/2s, TBA, August 1, 2041	68,000,000	70,985,622
4s, TBA, August 1, 2041	13,000,000	13,207,188
3 1/2s, December 1, 2040	450,279	441,062

		85,291,680

Total U.S. government and agency mortgage obligations (cost $86,716,252)		$87,520,326

FOREIGN GOVERNMENT BONDS AND NOTES (9.5%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017	$1,665,000	$1,581,750

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013	1,136,000	1,171,875

Argentina (Republic of) sr. unsec. bonds FRB 0.45s, 2013	3,113,000	734,263

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	13,260,000	12,963,904

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	4,110,000	983,065

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.438s, 2012	43,339,000	10,480,237

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY,
8.28s, 2033	2,792,630	2,499,403

FOREIGN GOVERNMENT BONDS AND NOTES (9.5%)* cont.	Principal amount		Value

Banco Nacional de Desenvolvimento Economico e Social 144A
notes 5 1/2s, 2020 (Brazil)		$170,000	$180,200

Brazil (Federal Republic of) notes 10s, 2017	BRL	3,500	2,031,621

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	2,365	1,449,027

Chile (Republic of) notes 5 1/2s, 2020	CLP	397,500,000	880,490

Colombia (Government of) bonds 6 1/8s, 2041		$1,000,000	1,115,000

Colombia (Republic of) unsec. unsub. bonds 4 3/8s, 2021		700,000	720,300

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021		620,000	628,556

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		1,590,000	1,808,911

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041		470,000	502,396

Hungary (Republic of) sr. unsec. unsub. notes 6 3/8s, 2021		210,000	217,613

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		1,305,000	1,950,923

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
7 3/4s, 2038		920,000	1,200,600

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 7/8s, 2018		750,000	890,625

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 3/4s, 2014		460,000	513,309

Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 5/8s, 2037		1,555,000	1,802,665

Industrial Bank of Korea 144A sr. notes 7 1/8s, 2014		1,475,000	1,665,650

Iraq (Republic of) 144A bonds 5.8s, 2028		1,275,000	1,158,975

Peru (Republic of) bonds 6.95s, 2031	PEN	5,885,000	2,161,497

Philippines (Republic of) sr. unsec. unsub. bonds 6 1/2s, 2020		$1,350,000	1,601,438

Philippines (Republic of) sr. unsec. unsub. bonds 6 3/8s, 2034		1,800,000	2,063,412

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		57,955	69,399

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030		4,854,986	5,813,699

South Africa (Republic of) sr. unsec. unsub. notes 6 7/8s, 2019		950,000	1,143,563

Sri Lanka (Republic of) 144A notes 7.4s, 2015		440,000	490,208

Turkey (Republic of) bonds 16s, 2012	TRY	385,000	237,497

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		$815,000	974,414

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		4,335,000	5,128,132

Ukraine (Government of ) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		425,000	450,500

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		1,900,000	1,935,815

Ukraine (Government of) 144A bonds 7 3/4s, 2020		2,910,000	3,055,500

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		2,380,000	2,524,014

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013		790,000	833,450

Venezuela (Republic of) bonds 8 1/2s, 2014		310,000	289,763

Venezuela (Republic of) sr. unsec. bonds 9 1/4s, 2027		300,000	224,250

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		2,510,000	2,530,155

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		2,215,000	2,242,267

Total foreign government bonds and notes (cost $74,404,657)			$82,900,331

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)*	strike price	amount	Value

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate
of 1.70175% versus the six month CHF-LIBOR-BBA
maturing January 23, 2014.	Jan-12/1.70175	CHF 36,660,000	$1,394

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 4.47%
versus the three month USD-LIBOR-BBA
maturing August 25, 2041.	Aug-11/4.47	$1,370,200	164,177

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.52%
versus the three month USD-LIBOR-BBA
maturing August 1, 2022.	Jul-12/3.52	28,283,159	1,299,045

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.36%
versus the three month USD-LIBOR-BBA
maturing August 1, 2022.	Jul-12/3.36	28,283,159	1,093,144

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	28,283,159	1,091,730

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	28,283,159	929,385

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.51%
versus the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	11,313,264	512,943

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	11,313,264	372,093

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	28,283,159	1,325,349

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.5375% versus
the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	28,283,159	897,425

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA maturing
July 25, 2022.	Jul-12/3.54	15,899,614	747,282

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA maturing
July 25, 2022.	Jul-12/3.54	15,899,614	500,043

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
July 24, 2022.	Jul-12/3.49	28,466,127	1,262,188

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	$28,466,127	$940,521

Option on an interest rate swap with UBS AG
for the right to pay a fixed rate of 1.722% versus
the six month CHF-LIBOR-BBA maturing
January 23, 2014.	Jan-12/1.722	CHF 36,660,000	1,301

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.60% versus the three month USD-LIBOR-BBA
maturing January 5, 2042.	Jan-12/3.6	$19,720,121	529,880

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
January 5, 2042.	Jan-12/4.6	19,720,121	186,750

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 1.578%
versus the six month CHF-LIBOR-BBA maturing
December 24, 2013.	Dec-11/1.578	CHF 36,660,000	558

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 1.602%
versus the six month CHF-LIBOR-BBA maturing
December 22, 2013.	Dec-11/1.602	CHF 36,660,000	465

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 4.12%
versus the three month USD-LIBOR-BBA maturing
December 16, 2041.	Dec-11/4.12	$17,317,395	1,212,391

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
December 16, 2041.	Dec-11/4.12	17,317,395	457,006

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.1175% versus
the three month USD-LIBOR-BBA maturing
December 9, 2041.	Dec-11/4.1175	10,999,227	760,047

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.1175% versus the
three month USD-LIBOR-BBA maturing
December 9, 2041.	Dec-11/4.1175	10,999,227	274,299

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 4.11% versus the three month USD-LIBOR-BBA
maturing December 8, 2041.	Dec-11/4.11	10,199,433	694,785

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.11%
versus the three month USD-LIBOR-BBA maturing
December 8, 2041.	Dec-11/4.11	10,199,433	260,290

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 3.855%
versus the three month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/3.855	14,911,957	613,925

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.355% versus
the three month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/4.355	$14,911,957	$194,601

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	Nov-11/2.31	23,674,688	602,284

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.31%
versus the three month USD-LIBOR-BBA maturing
November 30, 2016.	Nov-11/2.31	23,674,688	86,886

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.21%
versus the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	25,663,580	715,501

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	25,663,580	385,467

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	13,024,182	722,451

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	13,024,182	306,589

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.17%
versus the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	22,361,836	551,219

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.17% versus
the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	22,361,836	262,304

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 1.97%
versus the three month USD-LIBOR-BBA
maturing October 11, 2016.	Oct-11/1.97	1,789,110	24,815

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 2.47% versus
the three month USD-LIBOR-BBA maturing
October 11, 2016.	Oct-11/2.47	1,789,110	1,252

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.99% versus the three month USD-LIBOR-BBA
maturing September 29, 2041.	Sep-11/3.99	20,755,851	949,995

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.99%
versus the three month USD-LIBOR-BBA maturing
September 29, 2041.	Sep-11/3.99	20,755,851	371,945

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.14%
versus the three month USD-LIBOR-BBA maturing
September 21, 2021.	Sep-11/3.14	$18,867,799	$407,922

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.14% versus
the three month USD-LIBOR-BBA maturing
September 21, 2021.	Sep-11/3.14	18,867,799	150,942

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 4.0275% versus the three month USD-LIBOR-BBA
maturing September 8, 2041.	Sep-11/4.0275	16,377,000	757,289

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 2.14%
versus the three month USD-LIBOR-BBA maturing
September 8, 2016.	Sep-11/2.14	33,530,000	727,266

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 4.0275%
versus the three month USD-LIBOR-BBA maturing
September 8, 2041.	Sep-11/4.0275	16,377,000	162,853

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 2.64% versus
the three month USD-LIBOR-BBA maturing
September 8, 2016.	Sep-11/2.64	33,530,000	1,006

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 4.09% versus
the three month USD-LIBOR-BBA maturing
August 25, 2041.	Aug-11/4.09	26,946,367	1,448,098

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.09% versus
the three month USD-LIBOR-BBA maturing
August 25, 2041.	Aug-11/4.09	26,946,367	106,977

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 4.47% versus
the three month USD-LIBOR-BBA maturing
August 25, 2041.	Aug-11/4.47	1,370,200	219

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 2.065%
versus the three month USD-LIBOR-BBA maturing
August 8, 2016.	Aug-11/2.065	31,130,000	633,184

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 2.565% versus
the three month USD-LIBOR-BBA maturing
August 8, 2016.	Aug-11/2.565	31,130,000	—

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 4.555% versus the three month USD-LIBOR-BBA
maturing August 5, 2041.	Aug-11/4.555	11,420,900	1,571,629

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 4.555%
versus the three month USD-LIBOR-BBA maturing
August 5, 2041.	Aug-11/4.555	11,420,900	—

Total purchased options outstanding (cost $27,040,030)			$27,271,110

SENIOR LOANS (2.7%)* [c]	Principal amount	Value

Basic materials (0.2%)
American Rock Salt Co., LLC / American Rock Capital Corp. bank
term loan FRN 5 1/2s, 2017	$114,713	$114,713

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	205,000	204,488

Georgia-Pacific, LLC bank term loan FRN Ser. B2, 2.246s, 2012	188,648	188,255

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom)	162,557	167,993

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom)	216,220	223,450

Momentive Performance Materials, Inc. bank term loan FRN
3.688s, 2013	371,114	364,001

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	204,487	203,785

Univar, Inc. bank term loan FRN Ser. B, 5s, 2017	204,486	203,902

		1,670,587
Capital goods (—%)
SRAM Corp. bank term loan FRN Ser. 2nd, 8 1/2s, 2018	135,000	135,000

		135,000
Communication services (0.4%)
Charter Communications Operating, LLC bank term loan FRN
Ser. l, 7 1/4s, 2014	11,854	11,891

Charter Communications, Inc. bank term loan FRN Ser. C,
3 1/2s, 2016	1,462,824	1,460,724

Insight Midwest, LP bank term loan FRN Ser. B, 1.961s, 2014	224,114	221,731

Intelsat Jackson Holdings SA bank term loan FRN 3.246s,
2014 (Luxembourg)	885,000	841,303

Level 3 Communications, Inc. bank term loan FRN 2.479s, 2014	379,000	365,803

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	185,000	194,558

		3,096,010
Consumer cyclicals (1.2%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	1,034,800	1,045,148

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	113,563	113,406

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B1, 3.274s, 2015	625,000	563,021

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B2, 3.23s, 2015	724,196	651,259

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	574,163	580,622

Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2 1/2s, 2014	670,807	585,280

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.836s, 2016	1,003,622	836,017

Compucom Systems, Inc. bank term loan FRN 3.69s, 2014	201,485	194,433

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	305,301	249,256

Federal Mogul Corp. bank term loan FRN Ser. B, 2.128s, 2014	87,558	83,415

Federal Mogul Corp. bank term loan FRN Ser. C, 2.128s, 2015	44,672	42,559

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.44s, 2014	425,048	147,173

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.19s, 2014	454,999	157,543

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.19s, 2014	169,776	58,785

Golden Nugget, Inc. bank term loan FRN 2.19s, 2014 ‡‡	113,384	98,998

SENIOR LOANS (2.7%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Golden Nugget, Inc. bank term loan FRN Ser. B, 2.19s, 2014 ‡‡	$199,183	$173,912

Goodman Global, Inc. bank term loan FRN 9s, 2017	286,000	293,567

Goodman Global, Inc. bank term loan FRN Ser. 1st, 5 3/4s, 2016	568,703	570,361

KAR Auction Services, Inc. bank term loan FRN Ser. B, 5s, 2017	165,000	165,442

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.522s, 2013	210,712	206,787

National Bedding Co., LLC bank term loan FRN Ser. B, 3 3/4s, 2013	149,945	148,820

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	370,000	364,818

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	134,663	134,550

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	1,322,068	831,802

Realogy Corp. bank term loan FRN Ser. B, 4.518s, 2016	800,784	720,038

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.705s, 2014	526,515	508,380

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.69s, 2014	52,454	50,647

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016	493,442	495,292

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	670,438	462,243

Univision Communications, Inc. bank term loan FRN 4.436s, 2017	345,227	329,561

		10,863,135
Consumer staples (0.2%)
Claire’s Stores, Inc. bank term loan FRN 3.023s, 2014	537,394	490,775

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	260,000	258,700

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	565,000	564,798

Rite-Aid Corp. bank term loan FRN Ser. B, 1.94s, 2014	179,586	170,794

West Corp. bank term loan FRN Ser. B2, 2.638s, 2013	44,736	44,410

West Corp. bank term loan FRN Ser. B5, 4 1/2s, 2016	108,804	109,008

		1,638,485
Energy (0.1%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.186s, 2012	356,000	348,880

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	352,059	351,374

Hercules Offshore, Inc. bank term loan FRN Ser. B, 5.69s, 2013	271,549	270,870

		971,124
Financials (0.1%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	395,000	386,051

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	164,078	163,667

		549,718
Health care (0.4%)
Ardent Health Services bank term loan FRN 6 1/2s, 2015	165,000	164,794

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	354,411	353,968

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	418,950	416,556

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	235,000	235,832

Health Management Associates, Inc. bank term loan FRN
1.996s, 2014	1,294,099	1,261,887

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	623,438	620,060

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	333,012	331,035

		3,384,132
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.728s, 2017	1,360,286	1,012,563

		1,012,563

Total senior loans (cost $24,938,227)		$23,320,754

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	$345,000	$539,494

Meritor, Inc. cv. company guaranty sr. unsec. notes 4s, 2027	265,000	235,519

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	440,000	519,200

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	425,000	420,750

Total convertible bonds and notes (cost $1,543,929)		$1,714,963

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	440	$399,740

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd. †	28,680	734,782

Total preferred stocks (cost $881,238)		$1,134,522

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	9,017	$417,600

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †	1,477	886

Lucent Technologies Capital Trust I 7.75% cv. pfd.	407	397,334

Total convertible preferred stocks (cost $2,242,405)		$815,820

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	117	$1,697

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR 0.001	960	51,323

Total warrants (cost $35,777)				$53,020

COMMON STOCKS (—%)*	Shares	Value

Bohai Bay Litigation, LLC (Escrow) † F	1,327	$4,141

Trump Entertainment Resorts, Inc. † F	224	952

Total common stocks (cost $5,941)		$5,093

SHORT-TERM INVESTMENTS (28.3%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	148,405,763	$148,405,763

U.S. Treasury Bills, for an effective yield of 0.10%,
April 5, 2012 ##	$7,000,000	6,995,178

U.S. Treasury Bills, for an effective yield of 0.05%,
February 9, 2012 ##	200,000	199,691

U.S. Treasury Bills, for effective yields ranging from 0.20%
to 0.22%, November 17, 2011 # ##	44,879,000	44,866,207

U.S. Treasury Bills, for effective yields ranging from 0.23%
to 0.26%, October 20, 2011 # ##	41,191,000	41,172,588

U.S. Treasury Bills, for effective yields ranging from 0.19%
to 0.24%, August 25, 2011 # ##	5,569,000	5,568,161

Total short-term investments (cost $247,188,307)		$247,207,588

TOTAL INVESTMENTS
Total investments (cost $1,074,721,025)		$1,084,621,864

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through July 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $874,403,567.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $627,948,864 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FORWARD CURRENCY CONTRACTS at 7/31/11 (aggregate face value $455,435,728)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	8/17/11	$652,585	$618,863	$(33,722)

	Brazilian Real	Buy	8/17/11	2,170,614	2,158,731	11,883

	British Pound	Sell	8/17/11	3,039,689	2,959,446	(80,243)

	Canadian Dollar	Buy	8/17/11	2,352,837	2,345,315	7,522

	Chilean Peso	Buy	8/17/11	135,004	131,220	3,784

	Czech Koruna	Buy	8/17/11	1,942,033	1,900,928	41,105

	Euro	Buy	8/17/11	818,557	824,402	(5,845)

	Hungarian Forint	Buy	8/17/11	1,098,486	1,106,021	(7,535)

	Japanese Yen	Buy	8/17/11	2,652,765	2,608,768	43,997

	Mexican Peso	Buy	8/17/11	936,931	931,344	5,587

	Norwegian Krone	Sell	8/17/11	644,164	634,068	(10,096)

	Russian Ruble	Buy	8/17/11	1,356,257	1,337,842	18,415

	Singapore Dollar	Buy	8/17/11	1,771,476	1,735,439	36,037

	South African Rand	Buy	8/17/11	1,312,154	1,303,022	9,132

	South Korean Won	Buy	8/17/11	2,585,428	2,514,529	70,899

	Swedish Krona	Sell	8/17/11	1,996,537	1,910,804	(85,733)

	Swiss Franc	Sell	8/17/11	6,283,056	5,906,420	(376,636)

	Taiwan Dollar	Sell	8/17/11	1,493,167	1,501,762	8,595

	Turkish Lira	Sell	8/17/11	729,961	737,008	7,047

Barclays Bank PLC

	Australian Dollar	Buy	8/17/11	2,210,362	2,131,774	78,588

	Brazilian Real	Buy	8/17/11	3,518,198	3,447,818	70,380

	British Pound	Sell	8/17/11	1,655,862	1,641,185	(14,677)

	Canadian Dollar	Buy	8/17/11	1,760,311	1,741,369	18,942

	Chilean Peso	Sell	8/17/11	4,852	4,740	(112)

FORWARD CURRENCY CONTRACTS at 7/31/11 (aggregate face value $455,435,728) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Czech Koruna	Buy	8/17/11	$776,605	$755,905	$20,700

	Euro	Sell	8/17/11	6,865,109	6,829,486	(35,623)

	Hungarian Forint	Sell	8/17/11	841,192	860,284	19,092

	Indian Rupee	Sell	8/17/11	2,703,965	2,643,705	(60,260)

	Japanese Yen	Buy	8/17/11	6,338,642	6,163,905	174,737

	Malaysian Ringgit	Buy	8/17/11	1,390,523	1,370,278	20,245

	Mexican Peso	Buy	8/17/11	991,199	995,536	(4,337)

	New Zealand Dollar	Sell	8/17/11	1,079,319	1,015,508	(63,811)

	Norwegian Krone	Buy	8/17/11	1,003,756	987,898	15,858

	Philippines Peso	Buy	8/17/11	1,178,588	1,147,777	30,811

	Polish Zloty	Sell	8/17/11	735,625	742,382	6,757

	Russian Ruble	Buy	8/17/11	1,356,257	1,337,842	18,415

	Singapore Dollar	Buy	8/17/11	1,537,400	1,506,739	30,661

	South Korean Won	Buy	8/17/11	1,512,516	1,497,374	15,142

	Swedish Krona	Sell	8/17/11	2,711,367	2,689,006	(22,361)

	Swiss Franc	Sell	8/17/11	285,616	269,285	(16,331)

	Taiwan Dollar	Sell	8/17/11	1,525,709	1,530,458	4,749

	Thai Baht	Buy	8/17/11	1,152,707	1,117,714	34,993

	Turkish Lira	Buy	8/17/11	224,118	232,731	(8,613)

Citibank, N.A.

	Australian Dollar	Buy	8/17/11	5,525,301	5,239,025	286,276

	Brazilian Real	Sell	8/17/11	488,606	482,383	(6,223)

	British Pound	Sell	8/17/11	5,875,681	5,715,369	(160,312)

	Canadian Dollar	Buy	8/17/11	570,080	569,124	956

	Chilean Peso	Buy	8/17/11	809,718	778,083	31,635

	Czech Koruna	Buy	8/17/11	734,427	735,038	(611)

	Danish Krone	Buy	8/17/11	515,364	519,698	(4,334)

	Euro	Sell	8/17/11	8,400,262	8,360,201	(40,061)

	Hungarian Forint	Buy	8/17/11	1,304,852	1,334,176	(29,324)

	Japanese Yen	Sell	8/17/11	6,896,844	6,570,546	(326,298)

	Mexican Peso	Buy	8/17/11	605,967	603,625	2,342

	New Zealand Dollar	Buy	8/17/11	38,585	36,299	2,286

	Norwegian Krone	Buy	8/17/11	978,088	972,864	5,224

	Polish Zloty	Buy	8/17/11	2,109,470	2,125,918	(16,448)

	Singapore Dollar	Buy	8/17/11	387,715	379,980	7,735

	South African Rand	Buy	8/17/11	1,216,123	1,209,415	6,708

	South Korean Won	Buy	8/17/11	1,424,585	1,387,017	37,568

	Swedish Krona	Buy	8/17/11	750,175	731,776	18,399

	Swiss Franc	Buy	8/17/11	1,823,990	1,719,901	104,089

	Taiwan Dollar	Sell	8/17/11	1,351,589	1,360,080	8,491

	Turkish Lira	Buy	8/17/11	587,298	610,355	(23,057)

FORWARD CURRENCY CONTRACTS at 7/31/11 (aggregate face value $455,435,728) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG

	Australian Dollar	Sell	8/17/11	$861,847	$861,109	$(738)

	Brazilian Real	Buy	8/17/11	2,762,950	2,726,948	36,002

	British Pound	Sell	8/17/11	1,745,226	1,739,187	(6,039)

	Canadian Dollar	Buy	8/17/11	864,852	872,475	(7,623)

	Czech Koruna	Buy	8/17/11	1,405,615	1,400,230	5,385

	Euro	Sell	8/17/11	1,638,407	1,609,973	(28,434)

	Hungarian Forint	Buy	8/17/11	1,098,486	1,105,310	(6,824)

	Indian Rupee	Sell	8/17/11	1,543,886	1,509,479	(34,407)

	Japanese Yen	Buy	8/17/11	4,792,835	4,643,387	149,448

	Malaysian Ringgit	Buy	8/17/11	3,263,344	3,217,753	45,591

	Mexican Peso	Buy	8/17/11	1,592,559	1,582,810	9,749

	Norwegian Krone	Sell	8/17/11	4,796,836	4,762,124	(34,712)

	Polish Zloty	Sell	8/17/11	46,495	46,866	371

	Russian Ruble	Buy	8/17/11	1,356,257	1,337,413	18,844

	South African Rand	Buy	8/17/11	1,752,716	1,736,889	15,827

	South Korean Won	Buy	8/17/11	2,750,905	2,737,167	13,738

	Swedish Krona	Buy	8/17/11	1,787,552	1,779,004	8,548

	Swiss Franc	Sell	8/17/11	1,868,107	1,801,335	(66,772)

	Taiwan Dollar	Sell	8/17/11	1,514,773	1,525,887	11,114

	Turkish Lira	Sell	8/17/11	401,842	417,349	15,507

Deutsche Bank AG

	Australian Dollar	Sell	8/17/11	3,265,559	3,087,586	(177,973)

	Brazilian Real	Buy	8/17/11	1,147,314	1,126,631	20,683

	British Pound	Sell	8/17/11	309,653	303,277	(6,376)

	Canadian Dollar	Buy	8/17/11	4,961,414	5,003,228	(41,814)

	Chilean Peso	Buy	8/17/11	1,812,590	1,780,459	32,131

	Czech Koruna	Buy	8/17/11	447,717	447,970	(253)

	Euro	Sell	8/17/11	2,972,367	2,944,808	(27,559)

	Hungarian Forint	Sell	8/17/11	196,921	191,549	(5,372)

	Malaysian Ringgit	Buy	8/17/11	2,110,083	2,078,879	31,204

	Mexican Peso	Buy	8/17/11	2,322,075	2,315,243	6,832

	New Zealand Dollar	Sell	8/17/11	1,081,862	1,018,370	(63,492)

	Norwegian Krone	Buy	8/17/11	424,689	418,185	6,504

	Peruvian New Sol	Sell	8/17/11	1,912,132	1,889,362	(22,770)

	Philippines Peso	Buy	8/17/11	1,185,394	1,153,606	31,788

	Polish Zloty	Buy	8/17/11	1,599,210	1,612,789	(13,579)

	Singapore Dollar	Buy	8/17/11	386,968	379,111	7,857

	South Korean Won	Buy	8/17/11	1,691,497	1,644,353	47,144

	Swedish Krona	Buy	8/17/11	1,928,231	1,879,331	48,900

	Swiss Franc	Buy	8/17/11	2,475,343	2,332,967	142,376

	Taiwan Dollar	Sell	8/17/11	1,834,017	1,837,376	3,359

	Turkish Lira	Sell	8/17/11	680,085	678,124	(1,961)

FORWARD CURRENCY CONTRACTS at 7/31/11 (aggregate face value $455,435,728) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	8/17/11	$6,613,748	$6,507,280	$106,468

	British Pound	Buy	8/17/11	439,263	427,297	11,966

	Canadian Dollar	Buy	8/17/11	1,879,235	1,874,126	5,109

	Chilean Peso	Buy	8/17/11	1,322,529	1,284,511	38,018

	Euro	Sell	8/17/11	3,965,263	3,928,967	(36,296)

	Hungarian Forint	Buy	8/17/11	184,055	185,871	(1,816)

	Japanese Yen	Sell	8/17/11	485,206	462,262	(22,944)

	Norwegian Krone	Buy	8/17/11	2,543,514	2,528,811	14,703

	Polish Zloty	Buy	8/17/11	1,042,599	1,053,244	(10,645)

	South African Rand	Buy	8/17/11	217,081	214,962	2,119

	Swedish Krona	Buy	8/17/11	1,624,079	1,582,721	41,358

	Swiss Franc	Buy	8/17/11	207,018	195,118	11,900

HSBC Bank USA, National Association

	Australian Dollar	Buy	8/17/11	7,124,258	6,762,213	362,045

	British Pound	Sell	8/17/11	6,881,995	6,774,151	(107,844)

	Euro	Sell	8/17/11	13,323,955	13,204,685	(119,270)

	Indian Rupee	Sell	8/17/11	406,996	399,071	(7,925)

	Japanese Yen	Sell	8/17/11	4,657,276	4,436,386	(220,890)

	New Zealand Dollar	Sell	8/17/11	1,387,997	1,306,696	(81,301)

	Norwegian Krone	Sell	8/17/11	1,688,016	1,664,220	(23,796)

	Philippines Peso	Buy	8/17/11	1,185,394	1,153,739	31,655

	Singapore Dollar	Buy	8/17/11	1,375,118	1,347,677	27,441

	South Korean Won	Buy	8/17/11	1,135,998	1,106,418	29,580

	Swiss Franc	Buy	8/17/11	2,225,222	2,097,847	127,375

	Taiwan Dollar	Sell	8/17/11	1,508,117	1,519,023	10,906

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	8/17/11	2,190,390	2,077,082	(113,308)

	Brazilian Real	Buy	8/17/11	1,371,205	1,345,723	25,482

	British Pound	Buy	8/17/11	2,588,270	2,569,410	18,860

	Canadian Dollar	Sell	8/17/11	2,314,329	2,268,748	(45,581)

	Chilean Peso	Buy	8/17/11	1,467,358	1,425,933	41,425

	Czech Koruna	Buy	8/17/11	634,810	635,187	(377)

	Euro	Sell	8/17/11	4,321,550	4,320,332	(1,218)

	Hungarian Forint	Sell	8/17/11	877,830	859,017	(18,813)

	Japanese Yen	Buy	8/17/11	5,316,649	5,158,565	158,084

	Malaysian Ringgit	Buy	8/17/11	1,649,694	1,625,029	24,665

	Mexican Peso	Buy	8/17/11	1,611,165	1,615,006	(3,841)

	New Zealand Dollar	Buy	8/17/11	175,736	172,925	2,811

	Norwegian Krone	Buy	8/17/11	1,221,135	1,202,282	18,853

	Peruvian New Sol	Sell	8/17/11	420,386	417,519	(2,867)

	Polish Zloty	Sell	8/17/11	4,661,521	4,698,039	36,518

	Russian Ruble	Buy	8/17/11	1,356,257	1,336,390	19,867

	Singapore Dollar	Buy	8/17/11	1,781,862	1,745,614	36,248

FORWARD CURRENCY CONTRACTS at 7/31/11 (aggregate face value $455,435,728) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	South African Rand	Buy	8/17/11	$905,457	$896,897	$8,560

	South Korean Won	Buy	8/17/11	1,047,311	1,017,559	29,752

	Swedish Krona	Sell	8/17/11	193,941	192,489	(1,452)

	Swiss Franc	Buy	8/17/11	3,444,259	3,245,842	198,417

	Taiwan Dollar	Sell	8/17/11	2,275,231	2,293,163	17,932

	Thai Baht	Buy	8/17/11	1,158,560	1,121,751	36,809

	Turkish Lira	Sell	8/17/11	406,209	421,601	15,392

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	8/17/11	3,583,896	3,536,262	47,634

	Brazilian Real	Buy	8/17/11	1,161,692	1,141,758	19,934

	British Pound	Buy	8/17/11	3,210,861	3,108,537	102,324

	Canadian Dollar	Buy	8/17/11	1,094,328	1,103,921	(9,593)

	Chilean Peso	Buy	8/17/11	60,844	58,945	1,899

	Czech Koruna	Buy	8/17/11	511,293	511,369	(76)

	Euro	Sell	8/17/11	11,977,931	11,908,993	(68,938)

	Hungarian Forint	Buy	8/17/11	59,012	59,670	(658)

	Indian Rupee	Sell	8/17/11	2,288,373	2,236,881	(51,492)

	Japanese Yen	Buy	8/17/11	3,060,026	3,009,197	50,829

	Malaysian Ringgit	Buy	8/17/11	1,913,240	1,885,009	28,231

	Mexican Peso	Buy	8/17/11	1,421,138	1,425,925	(4,787)

	New Zealand Dollar	Buy	8/17/11	665,674	611,873	53,801

	Norwegian Krone	Buy	8/17/11	2,275,763	2,239,794	35,969

	Polish Zloty	Sell	8/17/11	1,087,586	1,047,061	(40,525)

	Russian Ruble	Buy	8/17/11	1,356,257	1,339,035	17,222

	Singapore Dollar	Buy	8/17/11	1,403,703	1,375,204	28,499

	South African Rand	Buy	8/17/11	2,489,518	2,454,799	34,719

	South Korean Won	Buy	8/17/11	1,714,135	1,665,822	48,313

	Swedish Krona	Sell	8/17/11	1,627,939	1,621,589	(6,350)

	Swiss Franc	Sell	8/17/11	1,485,130	1,400,143	(84,987)

	Taiwan Dollar	Sell	8/17/11	2,585,789	2,604,762	18,973

	Turkish Lira	Sell	8/17/11	99,339	103,125	3,786

State Street Bank and Trust Co.

	Australian Dollar	Sell	8/17/11	735,653	707,366	(28,287)

	Brazilian Real	Sell	8/17/11	285,320	281,954	(3,366)

	British Pound	Sell	8/17/11	508,422	494,568	(13,854)

	Canadian Dollar	Buy	8/17/11	331,291	330,239	1,052

	Czech Koruna	Buy	8/17/11	1,351,226	1,312,983	38,243

	Euro	Sell	8/17/11	6,639,503	6,577,341	(62,162)

	Hungarian Forint	Buy	8/17/11	496,735	498,579	(1,844)

	Japanese Yen	Sell	8/17/11	4,386,524	4,179,768	(206,756)

	Malaysian Ringgit	Buy	8/17/11	1,342,667	1,322,373	20,294

	Mexican Peso	Sell	8/17/11	296,495	298,289	1,794

	Norwegian Krone	Sell	8/17/11	1,890,874	1,860,859	(30,015)

	Philippines Peso	Buy	8/17/11	1,185,394	1,153,818	31,576

FORWARD CURRENCY CONTRACTS at 7/31/11 (aggregate face value $455,435,728) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Polish Zloty	Sell	8/17/11	$321,551	$324,752	$3,201

	Russian Ruble	Buy	8/17/11	1,356,257	1,341,475	14,782

	Singapore Dollar	Buy	8/17/11	959,982	940,675	19,307

	South African Rand	Buy	8/17/11	1,383,360	1,373,042	10,318

	South Korean Won	Buy	8/17/11	1,305,816	1,309,634	(3,818)

	Swedish Krona	Buy	8/17/11	2,589,846	2,525,389	64,457

	Swiss Franc	Buy	8/17/11	4,465,150	4,209,633	255,517

	Taiwan Dollar	Sell	8/17/11	2,298,626	2,315,088	16,462

	Thai Baht	Buy	8/17/11	1,158,567	1,125,040	33,527

	Turkish Lira	Sell	8/17/11	12,100	12,181	81

UBS AG

	Australian Dollar	Sell	8/17/11	1,778,670	1,707,018	(71,652)

	Brazilian Real	Sell	8/17/11	5,328	5,254	(74)

	British Pound	Sell	8/17/11	1,314	1,303	(11)

	Canadian Dollar	Buy	8/17/11	3,708,765	3,745,493	(36,728)

	Czech Koruna	Buy	8/17/11	1,715,453	1,714,492	961

	Euro	Sell	8/17/11	14,127,720	14,040,494	(87,226)

	Hungarian Forint	Buy	8/17/11	480,671	490,753	(10,082)

	Indian Rupee	Sell	8/17/11	3,382,076	3,307,433	(74,643)

	Japanese Yen	Sell	8/17/11	3,646,229	3,467,077	(179,152)

	Mexican Peso	Buy	8/17/11	1,441,762	1,432,462	9,300

	New Zealand Dollar	Sell	8/17/11	175,823	165,459	(10,364)

	Norwegian Krone	Sell	8/17/11	806,035	776,781	(29,254)

	Polish Zloty	Sell	8/17/11	530,976	535,155	4,179

	Russian Ruble	Buy	8/17/11	1,356,250	1,339,338	16,912

	Singapore Dollar	Buy	8/17/11	998,538	978,026	20,512

	South African Rand	Buy	8/17/11	1,521,089	1,509,761	11,328

	South Korean Won	Buy	8/17/11	2,211,990	2,178,810	33,180

	Swedish Krona	Sell	8/17/11	608,241	582,121	(26,120)

	Swiss Franc	Sell	8/17/11	3,890,495	3,668,081	(222,414)

	Taiwan Dollar	Sell	8/17/11	2,113,514	2,124,568	11,054

	Thai Baht	Buy	8/17/11	1,152,707	1,118,441	34,266

	Turkish Lira	Buy	8/17/11	30,929	32,104	(1,175)

Westpac Banking Corp.

	Australian Dollar	Sell	8/17/11	2,646,004	2,539,533	(106,471)

	British Pound	Buy	8/17/11	197,291	190,740	6,551

	Canadian Dollar	Buy	8/17/11	28,358	27,438	920

	Euro	Sell	8/17/11	17,732,904	17,575,090	(157,814)

	Japanese Yen	Buy	8/17/11	6,554,052	6,346,182	207,870

	New Zealand Dollar	Buy	8/17/11	10,786	10,150	636

	Norwegian Krone	Sell	8/17/11	3,341,036	3,290,164	(50,872)

	Swedish Krona	Sell	8/17/11	1,895,047	1,847,761	(47,286)

	Swiss Franc	Sell	8/17/11	4,441,706	4,260,724	(180,982)

Total						$206,102

FUTURES CONTRACTS OUTSTANDING at 7/31/11

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	253	$26,485,543	Sep-11	$289,131

Canadian Government Bond
10 yr (Long)	96	12,814,068	Sep-11	115,997

Euro-Bobl 5 yr (Short)	8	1,373,457	Sep-11	(35,426)

Euro-Bund 10 yr (Long)	210	39,326,430	Sep-11	385,359

Euro-Dollar 90 day (Short)	1,078	267,963,850	Jun-12	(956,995)

Euro-Schatz 2 yr (Short)	130	20,250,405	Sep-11	(188,158)

Euro-Swiss Franc 3 Month (Short)	87	27,515,176	Dec-11	(131,085)

Euro-Swiss Franc 3 Month (Short)	87	27,490,368	Jun-12	(227,657)

Euro-Swiss Franc 3 Month (Short)	87	27,440,752	Dec-12	(274,993)

Euro-Swiss Franc 3 Month (Short)	87	27,506,907	Mar-12	(179,149)

Euro-Swiss Franc 3 Month (Short)	87	27,517,933	Sep-11	(76,019)

Japanese Government Bond
10 yr (Long)	46	84,652,653	Sep-11	366,203

Japanese Government Bond
10 yr Mini (Long)	25	4,599,715	Sep-11	27,780

U.K. Gilt 10 yr (Long)	63	12,947,935	Sep-11	231,032

U.S. Treasury Bond 20 yr (Short)	458	58,681,250	Sep-11	(1,932,026)

U.S. Treasury Bond 30 yr (Long)	91	12,006,313	Sep-11	257,171

U.S. Treasury Note 2 yr (Short)	337	74,113,672	Sep-11	(137,547)

U.S. Treasury Note 10 yr (Long)	886	111,359,125	Sep-11	1,161,566

Total				$(1,304,816)

WRITTEN OPTIONS OUTSTANDING at 7/31/11 (premiums received $73,780,780)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 0.578% versus the six month CHF-LIBOR-BBA
maturing December 24, 2013.	CHF	36,660,000	Dec-11/0.578	$137,013

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 0.602% versus the six month CHF-LIBOR-BBA
maturing December 22, 2013.	CHF	CHF36,660,000	Dec-11/0.602	155,691

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 0.70175% versus the six month CHF-LIBOR-BBA
maturing January 23, 2014.	CHF	36,660,000	Jan-12/0.70175	219,528

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the six
month CHF-LIBOR-BBA maturing January 23, 2014.	CHF	36,660,000	Jan-12/0.722	234,628

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	CHF	$14,182,400	Apr-12/4.8675	34,180

WRITTEN OPTIONS OUTSTANDING at 7/31/11 (premiums received $73,780,780) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	$14,182,400	Apr-12/4.8675	$2,063,114

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	16,701,000	Aug-11/4.475	—

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	16,701,000	Aug-11/4.475	2,283,528

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	24,738,000	Aug-11/4.49	3,421,760

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.49% versus the
three month USD-LIBOR-BBA maturing August 17, 2021.	24,738,000	Aug-11/4.49	—

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	12,369,000	Aug-11/4.55	—

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	12,369,000	Aug-11/4.55	1,777,302

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	27,401,000	Aug-11/4.7	—

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	27,401,000	Aug-11/4.7	4,335,934

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	24,616,000	Aug-11/4.765	—

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	24,616,000	Aug-11/4.765	4,013,393

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	7,284,400	Aug-15/4.375	951,780

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	7,284,400	Aug-15/4.375	841,640

WRITTEN OPTIONS OUTSTANDING at 7/31/11 (premiums received $73,780,780) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	$7,284,400	Aug-15/4.46	$889,935

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	7,284,400	Aug-15/4.46	902,756

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
December 9, 2016.	28,001,245	Dec-11/2.225	140,566

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
December 9, 2016.	28,001,245	Dec-11/2.225	613,787

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 2.24%
versus the three month USD-LIBOR-BBA maturing
December 8, 2016.	25,800,117	Dec-11/2.24	123,737

Option on an interest rate swap with Deutsche Bank
AG for the obligation to pay a fixed rate of 2.24%
versus the three month USD-LIBOR-BBA maturing
December 8, 2016.	25,800,117	Dec-11/2.24	580,503

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 16, 2016.	42,713,808	Dec-11/2.28	206,393

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 16, 2016.	42,713,808	Dec-11/2.28	1,014,453

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	14,006,560	Feb-15/5.27	556,831

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	14,006,560	Feb-15/5.27	1,562,068

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	4,389,140	Feb-15/5.36	166,256

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	4,389,140	Feb-15/5.36	511,958

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 6, 2021.	4,622,106	Jun-16/4.12	162,282

WRITTEN OPTIONS OUTSTANDING at 7/31/11 (premiums received $73,780,780) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	$4,548,270	Jun-16/4.39	$186,343

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	4,519,392	Jun-16/4.575	173,951

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	4,519,392	Jun-16/4.575	204,638

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	13,521,750	Jun-16/4.815	900,413

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	13,521,750	Jun-16/4.815	1,079,441

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	4,548,270	Jun-16/4.89	149,765

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 6, 2021.	4,622,106	Jun-16/5.12	137,397

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	19,551,000	May-12/5.51	3,842,749

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	19,551,000	May-12/5.51	23,070

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.065%
versus the three month USD-LIBOR-BBA maturing
September 8, 2016.	29,996,182	Sep-11/2.065	28,796

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.065%
versus the three month USD-LIBOR-BBA maturing
September 8, 2016.	29,996,182	Sep-11/2.065	551,630

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	38,999,000	Sep-13/4.82	3,426,062

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	38,999,000	Sep-13/4.82	361,131

WRITTEN OPTIONS OUTSTANDING at 7/31/11 (premiums received $73,780,780) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	$96,509,800	Sep-15/4.04	$5,032,021

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	96,509,800	Sep-15/4.04	8,449,433

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	3,718,396	Jul-14/4.34	211,105

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	3,718,396	Jul-14/4.34	255,688

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 24, 2024.	5,225,818	Jul-14/4.36	291,606

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 24, 2024.	5,225,818	Jul-14/4.36	365,065

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	6,017,693	Jul-16/4.80	399,960

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	6,017,693	Jul-16/4.80	466,474

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 26, 2026.	8,457,241	Jul-16/4.79	564,563

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 26, 2026.	8,457,241	Jul-16/4.79	652,848

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	9,295,989	Jul-14/4.19	586,577

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	9,295,989	Jul-14/4.19	586,577

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	9,295,989	Jul-14/4.35	524,628

WRITTEN OPTIONS OUTSTANDING at 7/31/11 (premiums received $73,780,780) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	$9,295,989	Jul-14/4.35	$643,552

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	9,296,013	Jul-14/4.3725	516,273

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	9,296,013	Jul-14/4.375	654,793

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 23, 2024.	9,356,126	Jul-14/4.29	543,872

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 23, 2024.	9,356,126	Jul-14/4.29	623,455

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	15,044,234	Jul-16/4.67	1,092,211

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	15,044,234	Jul-16/4.67	1,092,211

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	15,044,234	Jul-16/4.80	1,002,127

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	15,044,234	Jul-16/4.80	1,165,793

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	15,044,234	Jul-16/4.815	992,528

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	15,044,234	Jul-16/4.815	1,175,842

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 22, 2026.	15,141,557	Jul-16/4.74	1,033,850

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 22, 2026.	15,141,557	Jul-16/4.74	1,137,025

WRITTEN OPTIONS OUTSTANDING at 7/31/11 (premiums received $73,780,780) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
June 1, 2021.	$24,005,421	May-16/4.60	$911,006

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	24,005,421	May-16/4.60	1,102,569

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	24,125,492	May-16/4.86	799,519

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	24,125,492	May-16/4.36	972,981

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	24,502,934	May-16/5.11	730,579

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	24,502,934	May-16/4.11	856,133

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	44,321,532	May-16/4.765	1,500,638

Option on an interest rate swap with Deutsche Bank
AG for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	44,321,532	May-16/4.765	2,207,877

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 17, 2021.	71,799,174	May-16/4.705	2,544,994

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA maturing May 17, 2021.	71,799,174	May-16/4.705	3,497,335

Total			$84,150,110

TBA SALE COMMITMENTS OUTSTANDING at 7/31/11 (proceeds receivable $13,419,492)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, August 1, 2041	$11,000,000	8/11/11	$11,482,968

FNMA, 4s, August 1, 2041	2,000,000	8/11/11	2,031,875

Total			$13,514,843

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/11

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$253,134,200	$29,095	7/8/13	0.68%	3 month USD-
					LIBOR-BBA	$(522,892)

	9,415,800	(29,823)	7/8/26	3 month USD-
				LIBOR-BBA	3.76%	349,995

	12,332,000	—	8/2/21	2.97236%	3 month USD-
					LIBOR-BBA	(51,757)

AUD	5,940,000	—	4/18/21	6.1%	6 month AUD-
					BBR-BBSW	(314,570)

AUD	12,800,000	—	7/19/16	6 month AUD-
				BBR-BBSW	5.085%	(26,523)

CAD	9,430,000	—	6/28/21	3.25%	3 month CAD-
					BA-CDOR	(174,461)

CAD	13,121,000	—	7/14/21	3.26%	3 month CAD-
					BA-CDOR	(237,011)

CAD	11,781,000	—	7/14/21	3.2575%	3 month CAD-
					BA-CDOR	(210,078)

CAD	4,452,000	—	7/21/21	3.31%	3 month CAD-
					BA-CDOR	(98,147)

CAD	16,553,000	—	7/29/21	3 month CAD-
				BA-CDOR	3.093%	27,164

EUR	36,200,000	—	6/14/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.711561%	290,999

GBP	23,662,000	—	6/29/20	6 month GBP-
				LIBOR-BBA	3.355%	1,263,833

GBP	7,230,000	—	6/30/21	6 month GBP-
				LIBOR-BBA	3.4725%	383,210

GBP	35,690,000	—	2/3/13	1.875%	6 month GBP-
					LIBOR-BBA	(798,688)

GBP	15,960,000	—	2/3/16	3.0625%	6 month GBP-
					LIBOR-BBA	(1,494,483)

GBP	23,200,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.87%	383,844

Barclays Bank PLC
	$248,793,800	(95,687)	2/17/14	1.62%	3 month USD-
					LIBOR-BBA	(7,444,323)

	145,366,700	27,412	6/17/13	0.64%	3 month USD-
					LIBOR-BBA	(225,086)

	7,666,300	(28,590)	6/17/41	3 month USD-
				LIBOR-BBA	4.04%	339,634

	1,700,000	—	6/20/41	3.91625%	3 month USD-
					LIBOR-BBA	(42,113)

	20,588,600	—	3/10/18	3.06%	3 month USD-
					LIBOR-BBA	(1,369,215)

	61,690,000	—	6/27/41	3 month USD-
				LIBOR-BBA	3.88882%	1,171,069

	25,538,000	—	6/28/41	3.885%	3 month USD-
					LIBOR-BBA	(464,247)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$7,440,000	$—	6/28/41	3 month USD-
				LIBOR-BBA	3.88%	$128,370

	23,640,000	—	6/29/14	3 month USD-
				LIBOR-BBA	3.85488%	303,332

	13,800,000	—	6/30/14	3 month USD-
				LIBOR-BBA	3.92%	342,062

	16,951,100	—	7/5/41	4.08%	3 month USD-
					LIBOR-BBA	(906,924)

	14,374,000	—	7/13/41	3.948%	3 month USD-
					LIBOR-BBA	(406,413)

	121,957,000	—	7/13/13	3 month USD-
				LIBOR-BBA	0.645%	167,891

	12,787,000	—	7/14/41	3.88%	3 month USD-
					LIBOR-BBA	(199,448)

	54,869,000	—	7/20/13	0.66%	3 month USD-
					LIBOR-BBA	(84,823)

	146,000	—	7/20/21	3.014%	3 month USD-
					LIBOR-BBA	(1,404)

	1,357,000	—	7/20/41	3 month USD-
				LIBOR-BBA	3.888%	22,356

	35,348,000	—	7/22/21	3.049%	3 month USD-
					LIBOR-BBA	(442,980)

	36,821,600	(48,626)	3/30/31	4.17%	3 month USD-
					LIBOR-BBA	(3,392,821)

	89,709,500	211,873	7/22/20	3 month USD-
				LIBOR-BBA	2.86%	1,120,156

	6,380,000	—	7/25/21	3 month USD-
				LIBOR-BBA	3.111%	113,113

	5,144,000	—	7/25/21	3 month USD-
				LIBOR-BBA	3.126%	98,105

	8,459,000	—	7/25/41	3 month USD-
				LIBOR-BBA	3.97%	263,180

	55,803,000	—	7/28/13	3 month USD-
				LIBOR-BBA	0.635%	51,051

	6,879,000	—	7/28/41	3 month USD-
				LIBOR-BBA	3.9675%	208,726

	10,160,000	—	8/1/21	3.06%	3 month USD-
					LIBOR-BBA	(124,358)

	40,332,000	—	8/2/13	0.6425%	3 month USD-
					LIBOR-BBA	(41,665)

	7,615,000	—	8/2/41	3.8925%	3 month USD-
					LIBOR-BBA	(117,960)

	9,397,000	—	8/2/21	3 month USD-
				LIBOR-BBA	3.0215%	80,797

	183,370,900	(8,240)	5/4/13	0.78%	3 month USD-
					LIBOR-BBA	(967,469)

AUD	12,800,000	—	6/29/21	5.735%	6 month AUD-
					BBR-BBSW	(251,626)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
AUD	25,600,000	$—	6/30/16	5.42%	6 month AUD-
					BBR-BBSW	$(343,479)

AUD	16,884,000	—	7/15/21	5.6075%	6 month AUD-
					BBR-BBSW	(151,458)

AUD	41,210,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	(952,495)

AUD	31,330,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	1,102,832

AUD	9,160,000	—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	(460,178)

EUR	63,910,000	—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	448,099

EUR	79,887,500	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(541,946)

EUR	13,291,000	—	7/29/21	3.159%	6 month EUR-
					EURIBOR-
					REUTERS	(47,792)

EUR	39,514,000	—	2/9/21	3.53%	6 month EUR-
					EURIBOR-
					REUTERS	(2,657,464)

GBP	16,070,000	—	6/13/21	6 month GBP-
				LIBOR-BBA	3.406%	736,107

GBP	16,070,000	—	6/13/21	6 month GBP-
				LIBOR-BBA	3.406%	736,107

GBP	3,047,000	—	7/22/21	3.326%	6 month GBP-
					LIBOR-BBA	(86,970)

GBP	43,680,000	—	4/6/16	6 month GBP-
				LIBOR-BBA	3.05%	3,761,626

GBP	14,840,000	—	4/6/31	4.2375%	6 month GBP-
					LIBOR-BBA	(1,987,041)

GBP	22,720,000	—	1/18/21	3.7875%	6 month GBP-
					LIBOR-BBA	(2,316,527)

GBP	21,410,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	333,474

GBP	49,960,000	—	2/3/13	1.895%	6 month GBP-
					LIBOR-BBA	(1,150,607)

GBP	32,290,000	—	5/17/13	1.555%	6 month GBP-
					LIBOR-BBA	(320,787)

GBP	32,290,000	—	5/18/13	1.555%	6 month GBP-
					LIBOR-BBA	(320,142)

Citibank, N.A.
	$1,332,317	—	7/27/21	3 month USD-
				LIBOR-BBA	3.06%	17,287

	532,927	—	7/28/21	3 month USD-
				LIBOR-BBA	3.04375%	6,078

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$21,475,000	$1,350,778	7/26/21	4.5475%	3 month USD-
					LIBOR-BBA	$(1,793,795)

	42,950,000	2,702,629	7/26/21	4.52%	3 month USD-
					LIBOR-BBA	(3,480,265)

GBP	10,920,000	—	4/5/16	6 month GBP-
				LIBOR-BBA	3.075%	851,506

GBP	3,710,000	—	4/5/31	4.21075%	6 month GBP-
					LIBOR-BBA	(413,276)

GBP	21,290,000	—	8/3/15	2.9225%	6 month GBP-
					LIBOR-BBA	(1,488,726)

GBP	6,310,000	—	8/3/20	6 month GBP-
				LIBOR-BBA	3.885%	749,143

GBP	26,610,000	—	8/3/12	6 month GBP-
				LIBOR-BBA	1.61%	196,741

SEK	31,980,000	—	6/10/21	3.62%	3 month SEK-
					STIBOR-SIDE	(210,342)

SEK	64,670,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(180,557)

SEK	65,979,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(187,242)

SEK	49,830,000	—	3/24/21	3 month SEK-
				STIBOR-SIDE	3.8025%	505,870

SEK	48,484,000	—	7/25/21	3 month SEK-
				STIBOR-SIDE	3.495%	211,296

SEK	33,150,000	—	4/15/21	3.93%	3 month SEK-
					STIBOR-SIDE	(388,191)

SEK	38,470,000	—	5/23/21	3.6575%	3 month SEK-
					STIBOR-SIDE	(263,281)

SEK	31,980,000	—	6/9/21	3.6225%	3 month SEK-
					STIBOR-SIDE	(211,479)

SEK	35,730,000	—	2/4/21	3.79%	3 month SEK-
					STIBOR-SIDE	(361,477)

Credit Suisse International
	$88,920,600	22,877	5/27/21	3 month USD-
				LIBOR-BBA	3.21%	2,985,718

	42,870,000	—	6/30/21	3 month USD-
				LIBOR-BBA	3.159%	1,073,542

	46,552,700	106,717	3/14/41	4.36%	3 month USD-
					LIBOR-BBA	(5,409,820)

	58,600,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	(311,752)

	86,500	15	2/24/15	3 month USD-
				LIBOR-BBA	2.04%	3,707

	153,589,900	11,841	4/19/13	0.89%	3 month USD-
					LIBOR-BBA	(1,270,862)

	158,510,700	11,303	5/27/13	0.72%	3 month USD-
					LIBOR-BBA	(570,815)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	6,437,000	$—	7/14/21	6 month CHF-
				LIBOR-BBA	1.93%	$31,479

CHF	3,206,000	—	7/19/21	6 month CHF-
				LIBOR-BBA	1.91%	6,806

CHF	5,183,000	—	7/25/21	6 month CHF-
				LIBOR-BBA	2.025%	78,071

CHF	113,000,000	—	5/19/13	0.7125%	6 month CHF-
					LIBOR-BBA	(1,005,353)

EUR	13,291,000	—	7/26/21	6 month EUR-
				EURIBOR-
				REUTERS	3.277%	244,995

EUR	5,610,000	—	4/19/21	3.691%	6 month EUR-
					EURIBOR-
					REUTERS	(446,850)

GBP	25,610,000	—	2/3/16	3.065%	6 month GBP-
					LIBOR-BBA	(2,403,241)

GBP	14,160,000	—	2/3/21	6 month GBP-
				LIBOR-BBA	3.93%	2,011,834

MXN	78,540,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	71,960

SEK	35,730,000	—	2/7/21	3.82%	3 month SEK-
					STIBOR-SIDE	(376,487)

SEK	32,960,000	—	3/29/21	3 month SEK-
				STIBOR-SIDE	3.81125%	337,052

SEK	25,610,000	—	4/4/21	3.815%	3 month SEK-
					STIBOR-SIDE	(261,778)

SEK	35,174,000	—	7/28/21	3.35%	3 month SEK-
					STIBOR-SIDE	(84,066)

SEK	61,400,000	—	3/4/21	3 month SEK-
				STIBOR-SIDE	3.78%	609,830

Deutsche Bank AG
	$31,899,900	(17,402)	7/18/14	0.96%	3 month USD-
					LIBOR-BBA	(132,993)

	94,830,000	144,310	7/18/21	3 month USD-
				LIBOR-BBA	3.04%	1,295,608

	7,502,000	—	7/21/21	3 month USD-
				LIBOR-BBA	3.057%	100,243

	140,362,000	—	7/27/13	0.6325%	3 month USD-
					LIBOR-BBA	(122,854)

	6,665,000	—	7/27/41	3.95%	3 month USD-
					LIBOR-BBA	(181,380)

	189,905,400	394,650	8/1/18	2.45%	3 month USD-
					LIBOR-BBA	(1,515,798)

	1,332,317	—	8/1/21	3 month USD-
				LIBOR-BBA	3.06375%	16,761

	230,834,500	(40,784)	5/13/13	0.75%	3 month USD-
					LIBOR-BBA	(1,079,129)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$70,873,400	$105,719	5/13/21	3 month USD-
				LIBOR-BBA	3.28%	$3,027,396

	19,591,784	334,040	7/21/21	3.55%	3 month USD-
					LIBOR-BBA	(794,038)

EUR	54,940,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(3,012,661)

KRW	8,022,000,000	—	5/9/16	4.115%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(88,084)

KRW	8,022,000,000	—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(83,618)

KRW	7,955,000,000	—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(83,987)

MXN	78,540,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	94,646

ZAR	226,930,000	—	7/22/12	5.8%	3 month ZAR-
					JIBAR-SAFEX	(5,740)

ZAR	52,518,000	—	7/22/16	3 month ZAR-
				JIBAR-SAFEX	7.38%	21,506

Goldman Sachs International
	$1,651,000	—	7/1/41	3 month USD-
				LIBOR-BBA	4.02625%	72,600

	8,497,300	—	7/5/41	3 month USD-
				LIBOR-BBA	4.055%	415,385

	32,843,400	—	7/19/21	3 month USD-
				LIBOR-BBA	3.075%	499,378

	126,976,600	(53,977)	7/20/16	3 month USD-
				LIBOR-BBA	1.79%	1,057,474

	1,741,000	—	7/21/13	0.665%	3 month USD-
					LIBOR-BBA	(2,851)

	3,900,000	—	7/21/21	3.06125%	3 month USD-
					LIBOR-BBA	(53,560)

	5,066,000	—	7/21/41	3.935%	3 month USD-
					LIBOR-BBA	(126,883)

	39,513,000	—	7/25/13	3 month USD-
				LIBOR-BBA	0.65625%	55,325

	5,769,000	—	7/25/21	3 month USD-
				LIBOR-BBA	3.0675%	79,739

	188,000	—	7/25/41	3 month USD-
				LIBOR-BBA	3.9325%	4,547

	76,167,000	—	7/25/13	0.65625%	3 month USD-
					LIBOR-BBA	(106,648)

	40,789,500 E	—	3/19/13	1.09375%	3 month USD-
					LIBOR-BBA	(192,119)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$37,533,000	$—	7/25/21	3 month USD-
				LIBOR-BBA	3.127%	$719,206

	63,818,000	—	7/26/21	3.09125%	3 month USD-
					LIBOR-BBA	(1,013,249)

	102,529,000	—	7/26/13	3 month USD-
				LIBOR-BBA	0.63%	87,696

	22,907,000	—	7/26/41	3 month USD-
				LIBOR-BBA	3.93625%	567,510

	1,737,000	—	7/27/21	3.062%	3 month USD-
					LIBOR-BBA	(22,851)

	49,071,000	—	7/28/13	3 month USD-
				LIBOR-BBA	0.61875%	29,123

	8,112,000	—	7/28/41	3.935%	3 month USD-
					LIBOR-BBA	(197,526)

	15,785,000	—	8/1/21	3 month USD-
				LIBOR-BBA	3.0625%	196,681

	6,102,000	—	8/2/41	3.8725%	3 month USD-
					LIBOR-BBA	(72,018)

	10,277,000	—	8/2/21	3.00125%	3 month USD-
					LIBOR-BBA	(69,724)

	7,323,000	—	8/2/41	3.81625%	3 month USD-
					LIBOR-BBA	(10,466)

	1,332,317	—	8/2/21	3 month USD-
				LIBOR-BBA	2.918%	(895)

CHF	55,520,000	—	12/15/12	0.538%	6 month CHF-
					LIBOR-BBA	(445,670)

EUR	29,610,000	—	6/9/21	6 month EUR-
				EURIBOR-
				REUTERS	3.409%	1,165,355

EUR	27,640,000	—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	218,003

EUR	47,900,000	—	5/26/13	2.224%	6 month EUR-
					EURIBOR-
					REUTERS	(484,441)

GBP	6,308,000	—	7/21/21	3.3375%	6 month GBP-
					LIBOR-BBA	(191,486)

GBP	10,990,000	—	1/21/21	3.81%	6 month GBP-
					LIBOR-BBA	(1,150,520)

KRW	12,777,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(85,131)

KRW	7,688,000,000	—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(75,451)

SEK	36,900,000	—	12/10/20	3.5775%	3 month SEK-
					STIBOR-SIDE	(311,064)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
SEK	61,400,000	$—	3/2/21	3 month SEK-
				STIBOR-SIDE	3.7575%	$590,090

SEK	48,095,000	—	7/14/21	3 month SEK-
				STIBOR-SIDE	3.275%	68,581

JPMorgan Chase Bank, N.A.
	$117,300,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(638,112)

	57,200,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(319,748)

	21,234,000	—	7/19/21	3.074%	3 month USD-
					LIBOR-BBA	(320,941)

	1,340,936	—	7/22/21	3 month USD-
				LIBOR-BBA	3.046%	16,455

	748,973	—	7/26/21	3 month USD-
				LIBOR-BBA	3.08%	11,141

	93,652,325	(1,804,961)	4/28/21	3 month USD-
				LIBOR-BBA	3.59%	4,902,053

	45,798,000	2,870,390	7/26/21	4.46%	3 month USD-
					LIBOR-BBA	(3,476,173)

	45,798,000	2,876,114	7/26/21	4.525%	3 month USD-
					LIBOR-BBA	(3,737,406)

	68,697,000	4,347,318	7/27/21	4.745%	3 month USD-
					LIBOR-BBA	(6,919,829)

	202,900,000	—	5/9/13	0.7475%	3 month USD-
					LIBOR-BBA	(918,472)

CAD	7,738,000	—	7/11/21	3.23875%	3 month CAD-
					BA-CDOR	(126,397)

CAD	20,405,000	—	7/15/21	3 month CAD-
				BA-CDOR	3.213%	278,547

CAD	8,100,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(183,199)

EUR	63,910,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	714,487

EUR	63,910,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(502,742)

EUR	30,150,000	—	6/15/21	6 month EUR-
				EURIBOR-
				REUTERS	3.2715%	650,997

EUR	25,170,000	—	6/15/13	2.085%	6 month EUR-
					EURIBOR-
					REUTERS	(148,313)

EUR	6,300,000	—	5/31/15	6 month EUR-
				EURIBOR-
				REUTERS	2.0975%	(36,440)

EUR	31,420,000	—	5/31/20	6 month EUR-
				EURIBOR-
				REUTERS	2.949%	(141,256)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	1,383,000,000	$—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	$(664,940)

JPY	3,056,730,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(419,139)

JPY	3,048,260,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	296,399

JPY	799,200,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	157,206

JPY	1,074,500,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	7,389

MXN	11,220,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	15,406

MXN	57,160,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	(46,802)

MXN	88,180,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	(21,071)

UBS, AG
AUD	7,080,000 E	—	4/11/21	6 month AUD-
				BBR-BBSW	6.65%	176,272

AUD	7,080,000	—	4/12/21	6 month AUD-
				BBR-BBSW	6.61%	165,761

CHF	65,659,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(643,878)

Total						$(41,850,706)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/11

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$1,178,296	$—	1/12/39	(5.50%) 1 month	Synthetic TRS	$10,228
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

1,232,040	—	1/12/40	5.00% (1 month	Synthetic TRS	(12,950)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,177,880	—	1/12/39	(5.50%) 1 month	Synthetic TRS	10,225
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

1,232,040	—	1/12/40	5.00% (1 month	Synthetic TRS	(12,950)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$1,759,952	$—	1/12/40	5.00% (1 month	Synthetic MBX	$16,824
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

8,187,793	—	1/12/40	5.00% (1 month	Synthetic TRS	(86,060)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

10,501,462	—	1/12/40	5.00% (1 month	Synthetic TRS	(110,379)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

6,288,490	—	1/12/40	5.00% (1 month	Synthetic TRS	(66,097)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,183,501	—	1/12/40	4.50% (1 month	Synthetic MBX	25,421
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

11,141,047	—	1/12/38	(6.50%) 1 month	Synthetic TRS	63,003
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,182,954	—	1/12/40	5.00% (1 month	Synthetic MBX	30,427
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,360,922	—	1/12/41	5.00% (1 month	Synthetic MBX	23,306
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

13,478,226	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(179,454)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

13,674,778	—	1/12/41	5.00% (1 month	Synthetic MBX	134,989
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

11,488,716	—	1/12/40	5.00% (1 month	Synthetic TRS	(120,755)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,570,487	—	1/12/41	5.00% (1 month	Synthetic TRS	(22,606)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$12,280,000	$—	4/7/16	(2.63%)	USA Non Revised	$(17,720)
				Consumer Price
				Index — Urban
				(CPI-U)

3,354,985	—	1/12/39	(5.50%) 1 month	Synthetic TRS	29,123
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

2,599,646	—	1/12/39	(5.50%) 1 month	Synthetic TRS	22,566
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

1,252,501	—	1/12/40	(4.50%) 1 month	Synthetic TRS	11,146
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

8,011,583	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(106,669)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

7,875,120	—	1/12/40	4.00% (1 month	Synthetic MBX	110,543
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

32,953,194	—	1/12/40	5.00% (1 month	Synthetic TRS	(346,364)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

6,727,925	—	1/12/40	5.00% (1 month	Synthetic TRS	(70,716)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

13,514,098	—	1/12/40	5.00% (1 month	Synthetic TRS	(142,044)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

14,009	—	1/12/40	5.00% (1 month	Synthetic TRS	(147)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

16,698,953	—	1/12/40	4.50% (1 month	Synthetic MBX	194,411
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

8,323,457	—	1/12/40	5.00% (1 month	Synthetic TRS	(87,486)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$50,159,423	$—	1/12/41	5.00% (1 month	Synthetic MBX	$495,142
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

20,076,129	—	1/12/40	5.00% (1 month	Synthetic TRS	(211,016)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

25,304,372	—	1/12/40	5.00% (1 month	Synthetic TRS	(265,969)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

7,334,774	—	1/12/41	5.00% (1 month	Synthetic MBX	72,404
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,542,446	—	1/12/40	5.00% (1 month	Synthetic MBX	14,745
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,001,890	—	1/12/40	5.00% (1 month	Synthetic MBX	47,816
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,626,075	—	1/12/40	5.00% (1 month	Synthetic MBX	34,663
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,710,398	—	1/12/38	(6.50%) 1 month	Synthetic TRS	26,638
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Citibank, N.A.
1,146,719	—	1/12/39	(5.50%) 1 month	Synthetic TRS	9,954
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

1,252,501	—	1/12/40	4.50% (1 month	Synthetic TRS	(11,146)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

6,945,223	—	1/12/41	(4.50%) 1 month	Synthetic MBX	(70,003)
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
$9,824,796		$—	1/12/41	5.00% (1 month	Synthetic MBX	$96,984
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

GBP	16,980,000	—	5/18/13	(3.38%)	GBP Non-revised	715,727
					UK Retail Price
					Index

Credit Suisse International
$12,923,424		—	1/12/41	4.50% (1 month	Synthetic MBX	130,260
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

3,536,962		—	1/12/41	5.00% (1 month	Synthetic MBX	34,915
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

3,611,660		—	1/12/41	(4.50%) 1 month	Synthetic MBX	(36,403)
				USD-LIBOR	Index 4.50%
					30 year Fannie Mae
					pools

6,057,221		—	1/12/38	(6.50%) 1 month	Synthetic MBX	(80,648)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

1,232,040		—	1/12/40	5.00% (1 month	Synthetic TRS	(12,950)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

1,178,296		—	1/12/39	(5.50%) 1 month	Synthetic TRS	10,228
				USD-LIBOR	Index 5.50%
					30 year Fannie Mae
					pools

Deutsche Bank AG
4,785,122		—	1/12/40	(5.00%) 1 month	Synthetic TRS	50,298
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

6,057,221		—	1/12/38	(6.50%) 1 month	Synthetic MBX	(80,648)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

Goldman Sachs International
6,635,762		—	1/12/40	(5.00%) 1 month	Synthetic TRS	69,747
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

2,427,214		—	1/12/40	5.00% (1 month	Synthetic TRS	(25,512)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
7,020,000	$—	3/1/16	2.47%	USA Non Revised	$(61,179)
				Consumer Price
				Index — Urban
				(CPI-U)

5,265,000	—	3/3/16	2.45%	USA Non Revised	(50,718)
				Consumer Price
				Index — Urban
				(CPI-U)

128,291	—	1/12/40	(5.00%) 1 month	Synthetic TRS	1,348
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

4,321,802	—	1/12/39	5.50% (1 month	Synthetic TRS	(37,516)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

3,766,901	—	1/12/40	(5.00%) 1 month	Synthetic TRS	39,593
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

2,570,487	—	1/12/41	(5.00%) 1 month	Synthetic TRS	22,606
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

855,054	—	1/12/39	(5.50%) 1 month	Synthetic TRS	7,422
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

8,576,979	—	1/12/40	(5.00%) 1 month	Synthetic TRS	90,151
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

30,420,524	99,817	1/12/41	(5.00%) 1 month	Synthetic MBX	(135,582)
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

7,169,073	—	1/12/39	5.50% (1 month	Synthetic TRS	(62,240)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

Total					$128,926

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/11

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Ford Motor Credit Co.,
7%, 10/1/13	Ba2	$—	$2,805,000	3/20/12	285 bp	$46,619

Credit Suisse International
Bonos Y Oblig Del Estado,
5 1/2%, 7/30/17	—	(41,661)	4,680,000	12/20/19	(100 bp)	705,563

Ukraine (Government
of), 7.65%, 6/11/13	B2	—	2,175,000	10/20/11	194 bp	11,620

Deutsche Bank AG
Federal Republic of Brazil
12 1/4%, 3/6/30	Baa2	—	1,500,000	10/20/17	105 bp	(14,169)

Russian Federation,
7 1/2%, 3/31/30	—	—	442,500	4/20/13	(112 bp)	(4,463)

United Mexican States
7.5%, 4/8/33	Baa1	—	2,945,000	3/20/14	56 bp	(9,545)

Smurfit Kappa Funding
7 3/4%, 4/1/15	B2	—	EUR935,000	9/20/13	715 bp	154,329

Virgin Media Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR880,000	9/20/13	477 bp	83,685

Virgin Media Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR880,000	9/20/13	535 bp	99,807

Goldman Sachs International
Lighthouse
International Co.,
SA, 8%, 4/30/14	Ca	—	EUR815,000	3/20/13	680 bp	(728,693)

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series
16 Version 1 Index	B+	(124,616)	$6,042,000	6/20/16	500 bp	(69,795)

Republic of Argentina,
8.28%, 12/31/33	B3	—	1,385,000	6/20/14	235 bp	(100,783)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	225,000	9/20/13	276 bp	11,724

Morgan Stanley Capital Services, Inc.
Dominican Republic,
8 5/8%, 4/20/27	—	—	2,340,000	11/20/11	(170 bp)	1,518

Republic of Venezuela,
9 1/4%, 9/15/27	B2	—	1,570,000	10/20/12	339 bp	(47,994)

Total						$139,423

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2011.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$—	$—	$952

Energy	—	—	4,141

Total common stocks	—	—	5,093

Asset-backed securities	—	107,046,112	2,736,468

Convertible bonds and notes	—	1,714,963	—

Convertible preferred stocks	—	815,820	—

Corporate bonds and notes	—	295,290,212	33,190

Foreign government bonds and notes	—	82,900,331	—

Mortgage-backed securities	—	207,372,469	199,886

Preferred stocks	—	1,134,522	—

Purchased options outstanding	—	27,271,110	—

Senior loans	—	23,320,754	—

U.S. Government and Agency Mortgage Obligations	—	87,520,326	—

Warrants	—	1,697	51,323

Short-term investments	148,405,763	98,801,825	—

Totals by level	$148,405,763	$933,190,141	$3,025,960

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$206,102	$—

Futures contracts	(1,304,816)	—	—

Written options	—	(84,150,110)	—

TBA sale commitments	—	(13,514,843)	—

Interest rate swap contracts	—	(55,269,697)	—

Total return swap contracts	—	29,109	—

Credit default contracts	—	305,700	—

Totals by level	$(1,304,816)	$(152,393,739)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $926,315,262)	$936,216,101
Affiliated issuers (identified cost $148,405,763) (Note 6)	148,405,763

Cash	2,383,403

Cash collateral for certain derivative contracts (Note 1)	16,574,000

Foreign currency (cost $33,821) (Note 1)	32,433

Dividends, interest and other receivables	8,370,199

Receivable for investments sold	18,321,931

Receivable for sales of delayed delivery securities (Notes 1 and 7)	13,561,577

Unrealized appreciation on swap contracts (Note 1)	45,762,732

Receivable for variation margin (Note 1)	780,116

Unrealized appreciation on forward currency contracts (Note 1)	4,915,415

Premium paid on swap contracts (Note 1)	2,294,367

Total assets	1,197,618,037

LIABILITIES

Distributions payable to shareholders	7,230,559

Payable for investments purchased	24,936,415

Payable for purchases of delayed delivery securities (Notes 1 and 7)	83,651,632

Payable for compensation of Manager (Note 2)	1,570,823

Payable for investor servicing fees (Note 2)	36,466

Payable for custodian fees (Note 2)	73,718

Payable for Trustee compensation and expenses (Note 2)	203,915

Payable for administrative services (Note 2)	4,517

Unrealized depreciation on forward currency contracts (Note 1)	4,709,313

Written options outstanding, at value (premiums received $73,780,780) (Notes 1 and 3)	84,150,110

Premium received on swap contracts (Note 1)	15,646,898

Unrealized depreciation on swap contracts (Note 1)	87,345,089

TBA sale commitments, at value (proceeds receivable $13,419,492) (Note 1)	13,514,843

Other accrued expenses	140,172

Total liabilities	323,214,470

Net assets	$874,403,567

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,071,771,250

Undistributed net investment income (Note 1)	24,219,272

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(178,228,946)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(43,358,009)

Total — Representing net assets applicable to capital shares outstanding	$874,403,567

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($874,403,567 divided by 141,775,790 shares)	$6.17

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/11

INVESTMENT INCOME

Interest (net of foreign tax of $157,715) (including interest income of $56,847 from
investments in affiliated issuers) (Note 6)	$71,834,732

Dividends	34,311

Total investment income	71,869,043

EXPENSES

Compensation of Manager (Note 2)	6,333,970

Investor servicing fees (Note 2)	447,829

Custodian fees (Note 2)	145,550

Trustee compensation and expenses (Note 2)	77,630

Administrative services (Note 2)	27,011

Other	603,229

Total expenses	7,635,219

Expense reduction (Note 2)	(2,765)

Net expenses	7,632,454

Net investment income	64,236,589

Net realized gain on investments (Notes 1 and 3)	91,786,130

Net realized loss on swap contracts (Note 1)	(43,135,906)

Net realized loss on futures contracts (Note 1)	(7,198,138)

Net realized loss on foreign currency transactions (Note 1)	(9,980,952)

Net realized gain on written options (Notes 1 and 3)	26,486,196

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,679,369)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(44,879,982)

Net gain on investments	11,397,979

Net increase in net assets resulting from operations	$75,634,568

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/11	Year ended 7/31/10

Operations:
Net investment income	$64,236,589	$85,496,992

Net realized gain on investments
and foreign currency transactions	57,957,330	86,572,814

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(46,559,351)	26,794,606

Net increase in net assets resulting from operations	75,634,568	198,864,412

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(95,470,350)	(118,145,298)

Increase from capital share transactions from reinvestment
of distributions	7,024,055	3,172,110

Total increase (decrease) in net assets	(12,811,727)	83,891,224

NET ASSETS

Beginning of year	887,215,294	803,324,070

End of year (including undistributed net investment
income of $24,219,272 and $46,691,475, respectively)	$874,403,567	$887,215,294

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	140,677,816	140,174,621

Shares issued in connection with reinvestment
of distributions	1,097,974	503,195

Shares outstanding at end of year	141,775,790	140,677,816

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	7/31/11	7/31/10	7/31/09	7/31/08	7/31/07

Net asset value, beginning of period	$6.31	$5.73	$6.55	$7.10	$7.02
Investment operations:

Net investment income [a]	.45	.61	.30	.50	.36

Net realized and unrealized
gain (loss) on investments	.09	.81	(.64)	(.69)	.03

Total from investment operations	.54	1.42	(.34)	(.19)	.39

Less distributions:

From net investment income	(.68)	(.84)	(.52)	(.42)	(.36)

Total distributions	(.68)	(.84)	(.52)	(.42)	(.36)

Increase from shares repurchased	—	—	.04	.06	.05

Net asset value, end of period	$6.17	$6.31	$5.73	$6.55	$7.10

Market price, end of period	$6.09	$6.67	$5.37	$5.97	$6.21

Total return at market price (%) [b]	1.45	42.21	0.65	2.84	9.06

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$874,404	$887,215	$803,324	$979,577	$1,141,997

Ratio of expenses to average
net assets (%) [c]	.85	.87 [e]	.93 [e,f]	.83 [f]	.82 [f]

Ratio of expenses to average
net assets, excluding interest
expense (%) [c]	.85	.86	.88 [f]	.83 [f]	.82 [f]

Ratio of net investment income
to average net assets (%)	7.16	9.78	5.92 [f]	7.20 [f]	5.02 [f]

Portfolio turnover (%) [d]	294	85	230	134	84

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% and 0.05% of average net assets for the periods ended July 31, 2010 and July 31, 2009, respectively.

f Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2009, July 31, 2008 and July 31, 2007, reflect a reduction of less than 0.01%, less than 0.01% and 0.01% of average net assets, respectively.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/11

Note 1: Significant accounting policies

Putnam Premier Income Trust (the fund), a non-diversified Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through July 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

G) Futures contracts The fund uses futures contracts to hedge interest rate risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $708,000,000 on purchased options contracts for the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

J) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to credit risk, to gain exposure to specific markets/countries and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $277,600,000 on total return swap contracts for the reporting period.

K) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $7,960,500,000 on interest rate swap contracts for the reporting period.

L) Credit default contracts The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $212,877 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $114,607,523 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $109,768,343, which includes $16,574,000 of segregated cash.

N) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

P) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

R) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2011, the fund had a capital loss carryover of $168,918,502 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss carryover	Expiration

$6,338,093	July 31, 2015

17,302,669	July 31, 2016

58,742,308	July 31, 2017

86,535,432	July 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

S) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, the expiration of a capital loss carryover, dividends payable, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $8,761,558 to increase undistributed net investment income and $45,647,503 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $36,885,945.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$41,362,204
Unrealized depreciation	(42,184,843)

Net unrealized depreciation	(822,639)
Undistributed ordinary income	26,112,490
Capital loss carryforward	(168,918,502)
Cost for federal income tax purposes	$1,085,444,503

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2010. Subsequent to December 31, 2010 these services were provided by Putnam Investor Services, Inc., an affiliate of Putnam Management. Both Putnam Investor Services and Putnam Investor Services, Inc. were paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,765 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $601, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,363,050,330 and $2,505,168,844, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding at the	USD	1,072,209,000	$55,803,959
beginning of the reporting period	CHF	—	$—

Options	USD	1,900,269,517	68,226,971
opened	CHF	146,640,000	160,099

Options	USD	(1,401,517,323)	(49,211,770)
exercised	CHF	—	—

Options	USD	(28,067,900)	(1,198,479)
expired	CHF	—	—

Written options outstanding at the	USD	1,542,893,294	$73,620,681
end of the reporting period	CHF	146,640,000	$160,099

Note 4: Shares repurchased

In September 2010, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund did not repurchase any shares.

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011).

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,211,347	Payables	$905,647

Foreign exchange
contracts	Receivables	4,915,415	Payables	4,709,313

	Investments,
Equity contracts	Receivables	53,020	Payables	—

	Investments,
	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation/		Unrealized appreciation/
Interest rate contracts	(depreciation)	76,185,773*	(depreciation)	189,610,177*

Total		$82,365,555		$195,225,137

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$467,176	$467,176

Foreign exchange
contracts	—	—	—	(9,573,193)	—	(9,573,193)

Equity contracts	—	(202)	—	—	—	(202)

Interest rate
contracts	24,751,231	—	(7,198,138)	—	(43,603,082)	(26,049,989)

Total	$24,751,231	$(202)	$(7,198,138)	$(9,573,193)	$(43,135,906)	$(35,156,208)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$478,738	$478,738

Foreign exchange
contracts	—	—	—	(1,619,869)	—	(1,619,869)

Equity contracts	—	1,136	—	—	—	1,136

Interest rate
contracts	(24,650,355)	—	(7,769,296)	—	34,657,534	2,237,883

Total	$(24,650,355)	$1,136	$(7,769,296)	$(1,619,869)	$35,136,272	$1,097,888

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $56,847 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $687,233,954 and $542,055,843, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 0.05% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2011, the fund hereby designates 0.05%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended July 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $74,111,382 of distributions paid as qualifying to be taxed as interest-related dividends, and $— to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

Shareholder meeting results (Unaudited)

January 28, 2011 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	124,995,682	2,833,995

Barbara M. Baumann	125,219,653	2,610,024

Jameson A. Baxter	125,028,717	2,800,960

Charles B. Curtis	124,850,801	2,978,876

Robert J. Darretta	125,199,983	2,629,695

Myra R. Drucker*	125,142,656	2,687,021

John A. Hill	125,102,028	2,727,649

Paul L. Joskow	125,175,960	2,653,717

Kenneth R. Leibler	125,178,545	2,651,132

George Putnam, III	125,181,578	2,648,099

Robert E. Patterson	125,089,603	2,740,074

Robert L. Reynolds	125,212,500	2,617,177

W. Thomas Stephens	125,052,179	2,777,499

* Myra Drucker retired from the Board of Trustees of the Putnam funds effective January 30, 2011.

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Independent Registered	Vice President, Assistant
Public Accounting Firm	Treasurer and Principal	Susan G. Malloy
KPMG LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
Jameson A. Baxter, Chair	Vice President
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN708
269333 9/11

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2011	$96,074	$--	$6,100	$ —
July 31, 2010	$85,941	$--	$5,800	$ —

For the fiscal years ended July 31, 2011 and July 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,100 and $5,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2011	$ —	$ —	$ —	$ —

July 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund’s Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

•	the award pool or amount per employee under the plan is unlimited, or

•	the plan’s performance criteria is undisclosed, or

•	the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

►	For companies subject to “co-determination,” the funds will vote on a case by- case basis for the election of nominees to the supervisory board.

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established a nominating committee composed of at least a majority of outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board does not have at least a majority of independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

As adopted February 4, 2011

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

During the period, Michael Salm was named Portfolio Manager following the departure of Portfolio Manager Rob Bloemker

Portfolio managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	2002	Putnam Management 1994-Present	Co-Head Fixed Income, Previously, Team Leader, Portfolio Construction and Global Strategy and Director, Global Core
Michael Atkin	2007	Putnam Management 1997-Present	Portfolio Manager, Previously Director of Sovereign Research, Previously, Senior Economist, and Team Leader Country Analysis
Kevin Murphy	2007	Putnam Management 1999-Present	Portfolio Manager, Previously, Team Leader, High Grade Credit
Michael Salm	2011	Putnam Management 1997-Present	Co-Head Fixed Income, Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2005	Putnam Management 1999-Present	Team Leader, High-Yield. Previously, Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Kohli	14*	$9,983,000,000	20**	$5,348,300,000	15***	$12,012,000,000
Michael Salm	28*	$15,258,200,000	26+	$9,032,700,000	19++	$8,284,600,000
Michael Atkin	5	$6,297,000,000	10	$2,694,300,000	7***	$4,208,000,000
Paul Scanlon	25*	$13,551,600,000	24+++	$5,823,400,000	13	$2,808,200,000
Kevin Murphy	23*	$12,656,800,000	21+	$5,875,500,000	12++++	$7,086,400,000

*	4 accounts, with total assets of $2,809,800,000, pay an advisory fee based on account performance.

**	1 accounts, with total assets of $70,400,000, pay an advisory fee based on account performance.

***	2 accounts, with total assets of $817,100,000 pay an advisory fee based on account performance.

+	2 accounts, with total assets of $134,500,000 pay an advisory fee based on account performance

+++	4 accounts, with total assets of $870,700,000, pay an advisory fee based on account performance

+++	3 accounts, with total assets of $250,600,000, pay an advisory fee based on account performance

++++	1 accounts, with total assets of $355,200,000, pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	Assets in the fund

	Year	$0	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

D. William Kohli	2011	*
	2010	*

Michael Atkin	2011	*
	2010	*

Michael V Salm **	2011	*

Kevin Murphy	2011	*
	2010	*

Paul Scanlon	2011	*
	2010	*

**	Became Portfolio Member during the reporting period ended July 31, 2011
(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

	Total Number	Average		Total Number
	of Shares	Price Paid		of Shares
Period	Purchased	per Share	Period	Purchased

August 1 – August 31, 2010	—	—	August 1 – August 31, 2010	—
September 1 – September 30, 2010	—	—	September 1 – September 30, 2010	—
October 1 – October 7, 2010	—	—	October 1 – October 7, 2010	—
October 8 – October 31, 2010	—	—	October 8 – October 31, 2010	—
November 1 – November 30, 2010	—	—	November 1 – November 30, 2010	—
December 1 – December 31, 2010	—	—	December 1 – December 31, 2010	—
January 1 – January 31, 2011	—	—	January 1 – January 31, 2011	—
February 1 – February 28, 2011	—	—	February 1 – February 28, 2011	—
March 1 – March 31, 2011	—	—	March 1 – March 31, 2011	—
April 1 – April 30, 2011	—	—	April 1 – April 30, 2011	—
May 1 – May 31, 2011	—	—	May 1 – May 31, 2011	—
June 1 – June 30, 2011			June 1 – June 30, 2011
July 1 – July 31, 2011	—	—	July 1 – July 31, 2011	—

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on four occasions, to permit the repurchase of an additional 10% of the fund’s outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 ,October 8, 2009 and October 8, 2010. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 14,564,288 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allowed repurchases up to a total of 14,017,462 shares of the fund.

The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 14,085,964 shares of the fund.

**	Information prior to October 7, 2010 is based on the total number of shares eligible for repurchase under the program, as amended through September 2009. Information from October 8, 2010 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2010.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2011